Exhibit 10.17

 5. Buyer to have access to the CAD Documents and digital plans primarily related to potential interior art placement and other items including furniture in advance of the certificate of occupancy.  Buyer:Neutra Brown House LLC and/orAssignee  Seller:WB 642 St. Cloud LLC  DocuSign Envelope ID: 316EF787-6FD2-4A13-B80C-62ADB41379DD  11/18/2021        DocuSign Envelope ID: 11263244-FD7B-4A64-9046-B3D530FC9C27      11/22/2021

CALIFORNIA ASSOCIATION OF REALTORS®

CALIFORNIA RESIDENTIAL PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

(C.A.R. Form RPA-CA, Revised 12/18)

CERTAIN INFORMATION, INCLUDING INFORMATION ABOUT PRICING, IDENTITY OF THE BUYER, AND CERTAIN CONTRACTUAL DEADLINES, HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE SUCH INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Date Prepared: 10/19/2021

1. OFFER:
   A. THIS IS AN OFFER FROM [information omitted] or Assignee ("Buyer").
   B. THE REAL PROPERTY to be acquired is 642 St Cloud Rd, Los Angeles, CA 90077, situated in Los Angeles (City), Los Angeles (County), California, 90077 (Zip Code), Assessor's Parcel No. 4362-017-060 ("Property").
   C. THE PURCHASE PRICE offered is [information omitted] Dollars [information omitted].
   D. CLOSE OF ESCROW shall occur on [X] Addendum #1 (date)(or [ ] ____ Days After Acceptance).
   E. Buyer and Seller are referred to herein as the "Parties." Brokers are not Parties to this Agreement.
2. AGENCY:
   A. DISCLOSURE: The Parties each acknowledge receipt of a [X] "Disclosure Regarding Real Estate Agency Relationships" (C.A.R. Form AD).
   B. CONFIRMATION: The following agency relationships are confirmed for this transaction:
      Seller's Brokerage Firm Compass License Number 01866771
      Is the broker of (check one): [X] the seller; or [ ] both the buyer and seller. (dual agent)
      Seller's Agent Tyrone McKillen License Number 01915539
      Is (check one): [X] the Seller's Agent. (salesperson or broker associate) [ ] both the Buyer's and Seller's Agent. (dual agent)
      Buyer's Brokerage Firm The Agency License Number 01904054
      Is the broker of (check one): [X] the buyer; or [ ] both the buyer and seller. (dual agent)
      Buyer's Agent Paul Lester/Aileen Comora License Number 1338925/01002982
      Is (check one): [X] the Buyer's Agent. (salesperson or broker associate) [ ] both the Buyer's and Seller's Agent. (dual agent)
   C. POTENTIALLY COMPETING BUYERS AND SELLERS: The Parties each acknowledge receipt of a [X] "Possible Representation of More than One Buyer or Seller - Disclosure and Consent" (C.A.R. Form PRBS).
3. FINANCE TERMS: Buyer represents that funds will be good when deposited with Escrow Holder.
   A. INITIAL DEPOSIT: Deposit shall be in the amount of . . . . $ [information omitted]
      (1) Buyer Direct Deposit: Buyer shall deliver deposit directly to Escrow Holder by electronic funds transfer, [ ] cashier's check, [ ] personal check, [ ] other ____ within 3 business days after Acceptance (or ____);
   OR (2) [ ] Buyer Deposit with Agent: Buyer has given the deposit by personal check (or ____) to the agent submitting the offer (or to ____), made payable to ____. The deposit shall be held uncashed until Acceptance and then deposited with Escrow Holder within 3 business days after Acceptance (or ____).
      Deposit checks given to agent shall be an original signed check and not a copy.
   (Note: Initial and increased deposits checks received by agent shall be recorded in Broker's trust fund log.)
   B. INCREASED DEPOSIT: Buyer shall deposit with Escrow Holder an increased deposit in the amount of . . . . $ ____ within ____ Days After Acceptance (or ____).
      If the Parties agree to liquidated damages in this Agreement, they also agree to incorporate the increased deposit into the liquidated damages amount in a separate liquidated damages clause (C.A.R. Form RID) at the time the increased deposit is delivered to Escrow Holder.
   C. [X] ALL CASH OFFER: No loan is needed to purchase the Property. This offer is NOT contingent on Buyer obtaining a loan. Written verification of sufficient funds to close this transaction IS ATTACHED to this offer or [ ] Buyer shall, within 3 (or ____) Days After Acceptance, Deliver to Seller such verification.
   D. LOAN(S):
      (1) FIRST LOAN: in the amount of . . . . $ ____
      This loan will be conventional financing OR [ ] FHA, [ ] VA, [ ] Seller financing (C.A.R. Form SFA), [ ] assumed financing (C.A.R. Form AFA), [ ] Other ____. This loan shall be at a fixed rate not to exceed ____ % or, [ ] an adjustable rate loan with initial rate not to exceed ____ %. Regardless of the type of loan, Buyer shall pay points not to exceed ____ % of the loan amount.
      (2) [ ] SECOND LOAN in the amount of . . . . $ ____
      This loan will be conventional financing OR [ ] Seller financing (C.A.R. Form SFA), [ ] assumed financing (C.A.R. Form AFA), [ ] Other ____. This loan shall be at a fixed rate not to exceed ____ % or, [ ] an adjustable rate loan with initial rate not to exceed ____ %. Regardless of the type of loan, Buyer shall pay points not to exceed ____ % of the loan amount.
      (3) FHA/VA: For any FHA or VA loan specified in 3D(1), Buyer has 17 (or ____) Days After Acceptance to Deliver to Seller written notice (C.A.R. Form FVA) of any lender-required repairs or costs that Buyer requests Seller to pay for or otherwise correct. Seller has no obligation to pay or satisfy lender requirements unless agreed in writing. A FHA/VA amendatory clause (C.A.R. Form FVAC) shall be a part of this Agreement.
   E. ADDITIONAL FINANCING TERMS: ____
   F. BALANCE OF DOWN PAYMENT OR PURCHASE PRICE in the amount of . . . . $ [information omitted]
      to be deposited with Escrow Holder pursuant to Escrow Holder instructions.
   G. PURCHASE PRICE (TOTAL): . . . . $ [information omitted]

Buyer's Initials [information omitted]) (____) Seller's Initials (FC) (____)

© 1991-2018, California Association of REALTORS®, Inc.

The Agency - Beverly Hills, 331 Foothill Road, Suite 100 Beverly Hills CA 90210 Phone: 424.230.3746 Fax: 424-230-3740 642 St Cloud Rd -
Aileen Comora Produced with Lone Wolf Transactions (zipForm Edition) 231 Shearson Cr. Cambridge, Ontario, Canada N1T 1J5 www.lwolf.com

H. **VERIFICATION OF DOWN PAYMENT AND CLOSING COSTS:** Buyer (or Buyer's lender or loan broker pursuant to paragraph 3J(1)) shall, within **3 (or ____) Days** After Acceptance, Deliver to Seller written verification of Buyer's down payment and closing costs. (☐ Verification attached.)

I. **APPRAISAL CONTINGENCY AND REMOVAL:** This Agreement is (**or** ☐ is NOT) contingent upon a written appraisal of the Property by a licensed or certified appraiser at no less than the purchase price. Buyer shall, as specified in paragraph 14B(3), in writing, remove the appraisal contingency or cancel this Agreement within **17 (or ____) Days** After Acceptance.

J. **LOAN TERMS:**

(1) LOAN APPLICATIONS: Within **3 (or ____) Days** After Acceptance, Buyer shall Deliver to Seller a letter from Buyer's lender or loan broker stating that, based on a review of Buyer's written application and credit report, Buyer is prequalified or preapproved for any NEW loan specified in paragraph 3D. If any loan specified in paragraph 3D is an adjustable rate loan, the prequalification or preapproval letter shall be based on the qualifying rate, not the initial loan rate. (☐ Letter attached.)

(2) LOAN CONTINGENCY: Buyer shall act diligently and in good faith to obtain the designated loan(s). Buyer's qualification for the loan(s) specified above **is a contingency** of this Agreement unless otherwise agreed in writing. If there is no appraisal contingency or the appraisal contingency has been waived or removed, then failure of the Property to appraise at the purchase price does not entitle Buyer to exercise the cancellation right pursuant to the loan contingency if Buyer is otherwise qualified for the specified loan. Buyer's contractual obligations regarding deposit, balance of down payment and closing costs **are not contingencies** of this Agreement.

(3) LOAN CONTINGENCY REMOVAL:

Within **21 (or ____) Days** After Acceptance, Buyer shall, as specified in paragraph 14, in writing, remove the loan contingency or cancel this Agreement. If there is an appraisal contingency, removal of the loan contingency shall not be deemed removal of the appraisal contingency.

(4) ☐ **NO LOAN CONTINGENCY:** Obtaining any loan specified above is NOT a contingency of this Agreement. If Buyer does not obtain the loan and as a result does not purchase the Property, Seller may be entitled to Buyer's deposit or other legal remedies.

(5) LENDER LIMITS ON BUYER CREDITS: Any credit to Buyer, from any source, for closing or other costs that is agreed to by the Parties ("Contractual Credit") shall be disclosed to Buyer's lender. If the total credit allowed by Buyer's lender ("Lender Allowable Credit") is less than the Contractual Credit, then (i) the Contractual Credit shall be reduced to the Lender Allowable Credit, and (ii) in the absence of a separate written agreement between the Parties, there shall be no automatic adjustment to the purchase price to make up for the difference between the Contractual Credit and the Lender Allowable Credit.

K. **BUYER STATED FINANCING:** Seller is relying on Buyer's representation of the type of financing specified (including but not limited to, as applicable, all cash, amount of down payment, or contingent or non-contingent loan). Seller has agreed to a specific closing date, purchase price and to sell to Buyer in reliance on Buyer's covenant concerning financing. Buyer shall pursue the financing specified in this Agreement. Seller has no obligation to cooperate with Buyer's efforts to obtain any financing other than that specified in the Agreement and the availability of any such alternate financing does not excuse Buyer from the obligation to purchase the Property and close escrow as specified in this Agreement.

4. **SALE OF BUYER'S PROPERTY:**

A. This Agreement and Buyer's ability to obtain financing are NOT contingent upon the sale of any property owned by Buyer.

OR B. ☐ This Agreement and Buyer's ability to obtain financing are contingent upon the sale of property owned by Buyer as specified in the attached addendum (C.A.R. Form COP).

5. **ADDENDA AND ADVISORIES:**

A. ADDENDA:

	☐ Addendum # (C.A.R. Form ADM)
☐ Back Up Offer Addendum (C.A.R. Form BUO)	☐ Court Confirmation Addendum (C.A.R. Form CCA)
☐ Septic, Well and Property Monument Addendum (C.A.R. Form SWPI)	
☐ Short Sale Addendum (C.A.R. Form SSA)	☒ Other *Addenda #2, #3*

B. BUYER AND SELLER ADVISORIES:

	☒ Buyer's Inspection Advisory (C.A.R. Form BIA)
☐ Probate Advisory (C.A.R. Form PA)	☐ Statewide Buyer and Seller Advisory (C.A.R. Form SBSA)
☐ Trust Advisory (C.A.R. Form TA)	☐ REO Advisory (C.A.R. Form REO)
☐ Short Sale Information and Advisory (C.A.R. Form SSIA)	☐ Other

6. **OTHER TERMS:** *Buyer's approval of any items under Paragraph 14 shall be in Buyer's sole and unfettered discretion.*

7. **ALLOCATION OF COSTS**

A. **INSPECTIONS, REPORTS AND CERTIFICATES:** Unless otherwise agreed in writing, this paragraph only determines who is to pay for the inspection, test, certificate or service ("Report") mentioned; it **does not determine who is to pay for any work recommended or identified in the Report.**

(1) ☐ Buyer ☒ Seller shall pay for a natural hazard zone disclosure report, including tax ☒ environmental ☐ Other: ____ prepared by *Property ID or Sellers Choice*.

(2) ☐ Buyer ☐ Seller shall pay for the following Report ____ prepared by ____.

(3) ☐ Buyer ☐ Seller shall pay for the following Report ____ prepared by ____.

B. **GOVERNMENT REQUIREMENTS AND RETROFIT:**

(1) ☐ Buyer ☒ Seller shall pay for smoke alarm and carbon monoxide device installation and water heater bracing, if required by Law. Prior to Close Of Escrow ("COE"), Seller shall provide Buyer written statement(s) of compliance in accordance with state and local Law, unless Seller is exempt.

(2) (i) [ ] Buyer [X] Seller shall pay the cost of compliance with any other minimum mandatory government inspections and reports if required as a condition of closing escrow under any Law.
(ii) [ ] Buyer [X] Seller shall pay the cost of compliance with any other minimum mandatory government retrofit standards required as a condition of closing escrow under any Law, whether the work is required to be completed before or after COE.
(iii) Buyer shall be provided, within the time specified in paragraph 14A, a copy of any required government conducted or point-of-sale inspection report prepared pursuant to this Agreement or in anticipation of this sale of the Property.

C. ESCROW AND TITLE:

(1) (a) [X] Buyer [X] Seller shall pay escrow fee *each party to pay own costs and fees*.
(b) Escrow Holder shall be *Sellers Choice OR Escrow of The West, Gail Hershowitz*.
(c) The Parties shall, within **5 (or ____) Days** After receipt, sign and return Escrow Holder's general provisions.

(2) (a) [ ] Buyer [X] Seller shall pay for **owner's** title insurance policy specified in paragraph 13E *ALTA-R*.
(b) Owner's title policy to be issued by *Fidelity Title or Seller's Choice*.
(Buyer shall pay for any title insurance policy insuring Buyer's **lender**, unless otherwise agreed in writing.)

D. OTHER COSTS:

(1) [ ] Buyer [X] Seller shall pay County transfer tax or fee ____.
(2) [ ] Buyer [X] Seller shall pay City transfer tax or fee ____.
(3) [ ] Buyer [X] Seller shall pay Homeowners' Association ("HOA") transfer fee *If applicable*.
(4) Seller shall pay HOA fees for preparing documents required to be delivered by Civil Code §4525.
(5) [ ] Buyer [X] Seller shall pay HOA fees for preparing all documents other than those required by Civil Code §4525.
(6) Buyer to pay for any HOA certification fee.
(7) [ ] Buyer [X] Seller shall pay for any private transfer fee *Bel Air HOA*.
(8) [ ] Buyer [ ] Seller shall pay for ____.
(9) [ ] Buyer [ ] Seller shall pay for ____.
(10) [ ] Buyer [X] Seller shall pay for the cost, not to exceed $ ____, of a standard (or [X] upgraded) one-year home warranty plan, issued by *Buyer's Choice*, with the following optional coverages: [X] Air Conditioner [X] Pool/Spa [X] Other: *all available*.
Buyer is informed that home warranty plans have many optional coverages in addition to those listed above. Buyer is advised to investigate these coverages to determine those that may be suitable for Buyer.
OR [ ] **Buyer waives the purchase of a home warranty plan. Nothing in this paragraph precludes Buyer's purchasing a home warranty plan during the term of this Agreement.**

8. ITEMS INCLUDED IN AND EXCLUDED FROM SALE:

A. NOTE TO BUYER AND SELLER: Items listed as included or excluded in the MLS, flyers or marketing materials are **not** included in the purchase price or excluded from the sale unless specified in paragraph 8 B or C.

B. ITEMS INCLUDED IN SALE: Except as otherwise specified or disclosed,
(1) All EXISTING fixtures and fittings that are attached to the Property;
(2) EXISTING electrical, mechanical, lighting, plumbing and heating fixtures, ceiling fans, fireplace inserts, gas logs and grates, solar power systems, built-in appliances, window and door screens, awnings, shutters, window coverings, attached floor coverings, television antennas, satellite dishes, air coolers/conditioners, pool/spa equipment, garage door openers/remote controls, mailbox, in-ground landscaping, trees/shrubs, water features and fountains, water softeners, water purifiers, security systems/alarms and the following if checked: [X] all stove(s), except ____; [X] all refrigerator(s) except ____; [X] all washer(s) and dryer(s), except ____;
(3) The following additional items: *See Attached Addendum #2*
(4) Existing integrated phone and home automation systems, including necessary components such as intranet and Internet-connected hardware or devices, control units (other than non-dedicated mobile devices, electronics and computers) and applicable software, permissions, passwords, codes and access information, are ([ ] are NOT) included in the sale.
(5) LEASED OR LIENED ITEMS AND SYSTEMS: Seller shall, within the time specified in paragraph 14A, (i) disclose to Buyer if any item or system specified in paragraph 8B or otherwise included in the sale is leased, or not owned by Seller, or specifically subject to a lien or other encumbrance, and (ii) Deliver to Buyer all written materials (such as lease, warranty, etc.) concerning any such item. Buyer's ability to assume any such lease, or willingness to accept the Property subject to any such lien or encumbrance, is a contingency in favor of Buyer and Seller as specified in paragraph 14B and C.
(6) Seller represents that all items included in the purchase price, unless otherwise specified, (i) are owned by Seller and shall be transferred free and clear of liens and encumbrances, except the items and systems identified pursuant to 8B(5) and ____, and (ii) are transferred without Seller warranty regardless of value.

C. ITEMS EXCLUDED FROM SALE: Unless otherwise specified, the following items are excluded from sale: (i) audio and video components (such as flat screen TVs, speakers and other items) if any such item is not itself attached to the Property, even if a bracket or other mechanism attached to the component or item is attached to the Property; (ii) furniture and other items secured to the Property for earthquake purposes; and (iii) ____. **Brackets attached to walls, floors or ceilings for any such component, furniture or item shall remain with the Property (or [ ] will be removed and holes or other damage shall be repaired, but not painted).**

9. CLOSING AND POSSESSION:

A. Buyer intends (or [ ] does not intend) to occupy the Property as Buyer's primary residence.
B. Seller-occupied or vacant property: Possession shall be delivered to Buyer: (i) at 6 PM or (____ [ ] AM/ [ ] PM) on the date of Close Of Escrow; (ii) [ ] no later than ____ calendar days after Close Of Escrow; or (iii) [ ] at ____ [ ] AM/ [ ] PM on ____.

C. **Seller remaining in possession After Close Of Escrow:** If Seller has the right to remain in possession after Close Of Escrow, (i) the Parties are advised to sign a separate occupancy agreement such as ☐ C.A.R. Form SIP, for Seller continued occupancy of less than 30 days, ☐ C.A.R. Form RLAS for Seller continued occupancy of 30 days or more; and (ii) the Parties are advised to consult with their insurance and legal advisors for information about liability and damage or injury to persons and personal and real property; and (iii) Buyer is advised to consult with Buyer's lender about the impact of Seller's occupancy on Buyer's loan.

D. **Tenant-occupied property: Property shall be vacant** at least **5 (or ___) Days** Prior to Close Of Escrow, unless otherwise agreed in writing. **Note to Seller: If you are unable to deliver Property vacant in accordance with rent control and other applicable Law, you may be in breach of this Agreement.**

OR ☐ **Tenant to remain in possession** (C.A.R. Form TIP).

E. At Close Of Escrow: Seller assigns to Buyer any assignable warranty rights for items included in the sale; and Seller shall Deliver to Buyer available Copies of any such warranties. Brokers cannot and will not determine the assignability of any warranties.

F. At Close Of Escrow, unless otherwise agreed in writing, Seller shall provide keys, passwords, codes and/or means to operate all locks, mailboxes, security systems, alarms, home automation systems and intranet and Internet-connected devices included in the purchase price, and garage door openers. If the Property is a condominium or located in a common interest subdivision, Buyer may be required to pay a deposit to the Homeowners' Association ("HOA") to obtain keys to accessible HOA facilities.

10. STATUTORY AND OTHER DISCLOSURES (INCLUDING LEAD-BASED PAINT HAZARD DISCLOSURES) AND CANCELLATION RIGHTS:

A. **(1)** Seller shall, within the time specified in paragraph 14A, Deliver to Buyer: (i) if required by Law, a fully completed: Federal Lead-Based Paint Disclosures (C.A.R. Form FLD) and pamphlet ("Lead Disclosures"); and **(ii)** unless exempt, fully completed disclosures or notices required by sections 1102 et. seq. and 1103 et. seq. of the Civil Code ("Statutory Disclosures"). Statutory Disclosures include, but are not limited to, a Real Estate Transfer Disclosure Statement ("TDS"), Natural Hazard Disclosure Statement ("NHD"), notice or actual knowledge of release of illegal controlled substance, notice of special tax and/or assessments (or, if allowed, substantially equivalent notice regarding the Mello-Roos Community Facilities Act of 1982 and Improvement Bond Act of 1915) and, if Seller has actual knowledge, of industrial use and military ordnance location (C.A.R. Form SPQ or ESD).

(2) Any Statutory Disclosure required by this paragraph is considered fully completed if Seller has answered all questions and completed and signed the Seller section(s) and the Seller's Agent, if any, has completed and signed the Seller's Brokerage Firm section(s), or, if applicable, an Agent Visual Inspection Disclosure (C.A.R. Form AVID). Nothing stated herein relieves a Buyer's Brokerage Firm, if any, from the obligation to (i) conduct a reasonably competent and diligent visual inspection of the accessible areas of the Property and disclose, on Section IV of the TDS, or an AVID, material facts affecting the value or desirability of the Property that were or should have been revealed by such an inspection or (ii) complete any sections on all disclosures required to be completed by Buyer's Brokerage Firm.

(3) Note to Buyer and Seller: Waiver of Statutory and Lead Disclosures is prohibited by Law.

(4) Within the time specified in paragraph 14A, (i) Seller, unless exempt from the obligation to provide a TDS, shall, complete and provide Buyer with a Seller Property Questionnaire (C.A.R. Form SPQ); (ii) if Seller is not required to provide a TDS, Seller shall complete and provide Buyer with an Exempt Seller Disclosure (C.A.R. Form ESD).

(5) Buyer shall, within the time specified in paragraph 14B(1), return Signed Copies of the Statutory, Lead and other disclosures to Seller.

(6) In the event Seller or Seller's Brokerage Firm, prior to Close Of Escrow, becomes aware of adverse conditions materially affecting the Property, or any material inaccuracy in disclosures, information or representations previously provided to Buyer, Seller shall promptly provide a subsequent or amended disclosure or notice, in writing, covering those items. **However, a subsequent or amended disclosure shall not be required for conditions and material inaccuracies** of which Buyer is otherwise aware, or which are **disclosed in reports provided to or obtained by Buyer or ordered and paid for by Buyer.**

(7) If any disclosure or notice specified in paragraph 10A(1), or subsequent or amended disclosure or notice is Delivered to Buyer after the offer is Signed, Buyer shall have the right to cancel this Agreement within **3 Days** After Delivery in person, or **5 Days** After Delivery by deposit in the mail, or by an electronic record satisfying the Uniform Electronic Transactions Act (UETA), by giving written notice of cancellation to Seller or Seller's agent.

B. **NATURAL AND ENVIRONMENTAL HAZARD DISCLOSURES AND OTHER BOOKLETS:** Within the time specified in paragraph 14A, Seller shall, if required by Law: **(i)** Deliver to Buyer earthquake guide(s) (and questionnaire), environmental hazards booklet, and home energy rating pamphlet; **(ii)** disclose if the Property is located in a Special Flood Hazard Area; Potential Flooding (Inundation) Area; Very High Fire Hazard Zone; State Fire Responsibility Area; Earthquake Fault Zone; and Seismic Hazard Zone; and **(iii)** disclose any other zone as required by Law and provide any other information required for those zones.

C. **WITHHOLDING TAXES:** Within the time specified in paragraph 14A, to avoid required withholding, Seller shall Deliver to Buyer or qualified substitute, an affidavit sufficient to comply with federal (FIRPTA) and California withholding Law (C.A.R. Form AS or QS).

D. **MEGAN'S LAW DATABASE DISCLOSURE:** Notice: Pursuant to Section 290.46 of the Penal Code, information about specified registered sex offenders is made available to the public via an Internet Web site maintained by the Department of Justice at **www.meganslaw.ca.gov.** Depending on an offender's criminal history, this information will include either the address at which the offender resides or the community of residence and ZIP Code in which he or she resides. (Neither Seller nor Brokers are required to check this website. If Buyer wants further information, Broker recommends that Buyer obtain information from this website during Buyer's inspection contingency period. Brokers do not have expertise in this area.)

E. **NOTICE REGARDING GAS AND HAZARDOUS LIQUID TRANSMISSION PIPELINES:** This notice is being provided simply to inform you that information about the general location of gas and hazardous liquid transmission pipelines is available to the public via the National Pipeline Mapping System (NPMS) Internet Web site maintained by the United States Department of Transportation at **http://www.npms.phmsa.dot.gov/.** To seek further information about possible transmission pipelines near the Property, you may contact your local gas utility or other pipeline operators in the area. Contact information for pipeline operators is searchable by ZIP Code and county on the NPMS Internet Web site.

F. **CONDOMINIUM/PLANNED DEVELOPMENT DISCLOSURES:**

(1) SELLER HAS: 7 (or ___) Days After Acceptance to disclose to Buyer if the Property is a condominium, or is located in a planned development or other common interest subdivision (C.A.R. Form SPQ or ESD).

FC

(2) If the Property is a condominium or is located in a planned development or other common interest subdivision, Seller has **3 (or ___) Days** After Acceptance to request from the HOA (C.A.R. Form HOA-IR): **(i)** Copies of any documents required by Law; **(ii)** disclosure of any pending or anticipated claim or litigation by or against the HOA; **(iii)** a statement containing the location and number of designated parking and storage spaces; **(iv)** Copies of the most recent 12 months of HOA minutes for regular and special meetings; and **(v)** the names and contact information of all HOAs governing the Property (collectively, "CI Disclosures"). **(vi)** private transfer fees; **(vii)** Pet fee restrictions; and **(viii)** smoking restrictions. Seller shall itemize and Deliver to Buyer all CI Disclosures received from the HOA and any CI Disclosures in Seller's possession. Buyer's approval of CI Disclosures is a contingency of this Agreement as specified in paragraph 14B(3). The Party specified in paragraph 7, as directed by escrow, shall deposit funds into escrow or direct to HOA or management company to pay for any of the above.

11. CONDITION OF PROPERTY: Unless otherwise agreed in writing: **(i)** the Property is sold (a) "AS-IS" in its PRESENT physical condition as of the date of Acceptance and (b) subject to Buyer's Investigation rights; **(ii)** the Property, including pool, spa, landscaping and grounds, is to be maintained in substantially the same condition as on the date of Acceptance; and **(iii)** all debris and personal property not included in the sale shall be removed by Close Of Escrow.

A. Seller shall, within the time specified in paragraph 14A, DISCLOSE KNOWN MATERIAL FACTS AND DEFECTS affecting the Property, including known insurance claims within the past five years, and make any and all other disclosures required by law.

B. Buyer has the right to conduct Buyer Investigations of the Property and, as specified in paragraph 14B, based upon information discovered in those investigations: (i) cancel this Agreement; or (ii) request that Seller make Repairs or take other action.

C. Buyer is strongly advised to conduct investigations of the entire Property in order to determine its present condition. Seller may not be aware of all defects affecting the Property or other factors that Buyer considers important. Property improvements may not be built according to code, in compliance with current Law, or have had permits issued.

12. BUYER'S INVESTIGATION OF PROPERTY AND MATTERS AFFECTING PROPERTY:

A. Buyer's acceptance of the condition of, and any other matter affecting the Property, is a contingency of this Agreement as specified in this paragraph and paragraph 14B. Within the time specified in paragraph 14B(1), Buyer shall have the right, at Buyer's expense unless otherwise agreed, to conduct inspections, investigations, tests, surveys and other studies ("Buyer Investigations"), including, but not limited to: **(i)** a general physical inspection; **(ii)** an inspection specifically for wood destroying pests and organisms. Any inspection for wood destroying pests and organisms shall be prepared by a registered Structural Pest Control company; shall cover the main building and attached structures; may cover detached structures; shall NOT include water tests of shower pans on upper level units unless the owners of property below the shower consent; shall NOT include roof coverings; and, if the Property is a unit in a condominium or other common interest subdivision, the inspection shall include only the separate interest and any exclusive-use areas being transferred, and shall NOT include common areas; and shall include a report ("Pest Control Report") showing the findings of the company which shall be separated into sections for evident infestation or infections (Section 1) and for conditions likely to lead to infestation or infection (Section 2); **(iii)** inspect for lead-based paint and other lead-based paint hazards; **(iv)** satisfy Buyer as to any matter specified in the attached Buyer's Inspection Advisory (C.A.R. Form BIA); **(v)** review the registered sex offender database; **(vi)** confirm the insurability of Buyer and the Property including the availability and cost of flood and fire insurance; and **(vii)** review and seek approval of leases that may need to be assumed by Buyer. Without Seller's prior written consent, Buyer shall neither make nor cause to be made: invasive or destructive Buyer Investigations, except for minimally invasive testing required to prepare a Pest Control Report; or inspections by any governmental building or zoning inspector or government employee, unless required by Law.

B. Seller shall make the Property available for all Buyer Investigations. Buyer shall **(i)** as specified in paragraph 14B, complete Buyer Investigations and either remove the contingency or cancel this Agreement, and **(ii)** give Seller, at no cost, complete Copies of all such Investigation reports obtained by Buyer, which obligation shall survive the termination of this Agreement.

C. Seller shall have water, gas, electricity and all operable pilot lights on for Buyer's Investigations and through the date possession is made available to Buyer.

D. Buyer indemnity and seller protection for entry upon property: Buyer shall: **(i)** keep the Property free and clear of liens; **(ii)** repair all damage arising from Buyer Investigations; and **(iii)** indemnify and hold Seller harmless from all resulting liability, claims, demands, damages and costs. Buyer shall carry, or Buyer shall require anyone acting on Buyer's behalf to carry, policies of liability, workers' compensation and other applicable insurance, defending and protecting Seller from liability for any injuries to persons or property occurring during any Buyer Investigations or work done on the Property at Buyer's direction prior to Close Of Escrow. Seller is advised that certain protections may be afforded Seller by recording a "Notice of Non-Responsibility" (C.A.R. Form NNR) for Buyer Investigations and work done on the Property at Buyer's direction. Buyer's obligations under this paragraph shall survive the termination of this Agreement.

13. TITLE AND VESTING:

A. Within the time specified in paragraph 14, Buyer shall be provided a current preliminary title report ("Preliminary Report"). The Preliminary Report is only an offer by the title insurer to issue a policy of title insurance and may not contain every item affecting title. Buyer's review of the Preliminary Report and any other matters which may affect title are a contingency of this Agreement as specified in paragraph 14B. The company providing the Preliminary Report shall, prior to issuing a Preliminary Report, conduct a search of the General Index for all Sellers except banks or other institutional lenders selling properties they acquired through foreclosure (REOs), corporations, and government entities. Seller shall within 7 Days After Acceptance, give Escrow Holder a completed Statement of Information.

B. Title is taken in its present condition subject to all encumbrances, easements, covenants, conditions, restrictions, rights and other matters, whether of record or not, as of the date of Acceptance except for: **(i)** monetary liens of record (which Seller is obligated to pay off) unless Buyer is assuming those obligations or taking the Property subject to those obligations; and **(ii)** those matters which Seller has agreed to remove in writing.

C. Within the time specified in paragraph 14A, Seller has a duty to disclose to Buyer all matters known to Seller affecting title, whether of record or not.

D. At Close Of Escrow, Buyer shall receive a grant deed conveying title (or, for stock cooperative or long-term lease, an assignment of stock certificate or of Seller's leasehold interest), including oil, mineral and water rights if currently owned by Seller. Title shall vest as designated in Buyer's supplemental escrow instructions. THE MANNER OF TAKING TITLE MAY HAVE SIGNIFICANT LEGAL AND TAX CONSEQUENCES. CONSULT AN APPROPRIATE PROFESSIONAL.

E. Buyer shall receive a CLTA/ALTA "Homeowner's Policy of Title Insurance", if applicable to the type of property and buyer. If not, Escrow Holder shall notify Buyer. A title company can provide information about the availability, coverage, and cost of other title policies and endorsements. If the Homeowner's Policy is not available, Buyer shall choose another policy, instruct Escrow Holder in writing and shall pay any increase in cost.

14. TIME PERIODS; REMOVAL OF CONTINGENCIES; CANCELLATION RIGHTS: The following time periods may only be extended, altered, modified or changed by mutual written agreement. Any removal of contingencies or cancellation under this paragraph by either Buyer or Seller must be exercised in good faith and in writing (C.A.R. Form CR or CC).

A. **SELLER HAS: 7 (or ___) Days** After Acceptance to Deliver to Buyer all Reports, disclosures and information for which Seller is responsible under paragraphs 5, 6, 7, 8B(5), 10A, B, C, and F, 11A and 13A. If, by the time specified, Seller has not Delivered any such item, Buyer after first Delivering to Seller a Notice to Seller to Perform (C.A.R. Form NSP) may cancel this Agreement.

B. (1) **BUYER HAS: 17 (or 45) Days** After Acceptance, unless otherwise agreed in writing, to:
(i) complete all Buyer Investigations; review all disclosures, reports, lease documents to be assumed by Buyer pursuant to paragraph 8B(5), and other applicable information, which Buyer receives from Seller; and approve all matters affecting the Property; and **(ii)** Deliver to Seller Signed Copies of Statutory and Lead Disclosures and other disclosures Delivered by Seller in accordance with paragraph 10A.

(2) Within the time specified in paragraph 14B(1), Buyer may request that Seller make repairs or take any other action regarding the Property (C.A.R. Form RR). Seller has no obligation to agree to or respond to (C.A.R. Form RRRR) Buyer's requests.

(3) By the end of the time specified in paragraph 14B(1) (or as otherwise specified in this Agreement), Buyer shall Deliver to Seller a removal of the applicable contingency or cancellation (C.A.R. Form CR or CC) of this Agreement. However, if any report, disclosure or information for which Seller is responsible is not Delivered within the time specified in paragraph 14A, then Buyer has **5 (or ___) Days** After Delivery of any such items, or the time specified in paragraph 14B(1), whichever is later, to Deliver to Seller a removal of the applicable contingency or cancellation of this Agreement.

(4) **Continuation of Contingency:** Even after the end of the time specified in paragraph 14B(1) and before Seller cancels, if at all, pursuant to paragraph 14D, Buyer retains the right, in writing, to either (i) remove remaining contingencies, or (ii) cancel this Agreement based on a remaining contingency. Once Buyer's written removal of all contingencies is Delivered to Seller, Seller may not cancel this Agreement pursuant to paragraph 14D(1).

(5) **Access to Property:** Buyer shall have access to the Property to conduct inspections and investigations for **17 (** [information omitted] **Days** After Acceptance, whether or not any part of the Buyer's Investigation Contingency has been waived or removed.

C. ☐ **REMOVAL OF CONTINGENCIES WITH OFFER: Buyer removes the contingencies specified in the attached Contingency Removal form (C.A.R. Form CR). If Buyer removes any contingency without an adequate understanding of the Property's condition or Buyer's ability to purchase, Buyer is acting against the advice of Broker.**

D. **SELLER RIGHT TO CANCEL:**

(1) **Seller right to Cancel; Buyer Contingencies:** If, by the time specified in this Agreement, Buyer does not Deliver to Seller a removal of the applicable contingency or cancellation of this Agreement, then Seller, after first Delivering to Buyer a Notice to Buyer to Perform (C.A.R. Form NBP), may cancel this Agreement. In such event, Seller shall authorize the return of Buyer's deposit, except for fees incurred by Buyer.

(2) **Seller right to Cancel; Buyer Contract Obligations:** Seller, after first delivering to Buyer a NBP, may cancel this Agreement if, by the time specified in this Agreement, Buyer does not take the following action(s): **(i)** Deposit funds as required by paragraph 3A, or 3B or if the funds deposited pursuant to paragraph 3A or 3B are not good when deposited; **(ii)** Deliver a notice of FHA or VA costs or terms as required by paragraph 3D(3) (C.A.R. Form FVA); **(iii)** Deliver a letter as required by paragraph 3J(1); **(iv)** Deliver verification, or a satisfactory verification if Seller reasonably disapproves of the verification already provided, as required by paragraph 3C or 3H; **(v)** In writing assume or accept leases or liens specified in 8B5; **(vi)** Return Statutory and Lead Disclosures as required by paragraph 10A(5); or **(vii)** Sign or initial a separate liquidated damages form for an increased deposit as required by paragraphs 3B and 21B; or **(viii)** Provide evidence of authority to sign in a representative capacity as specified in paragraph 19. In such event, Seller shall authorize the return of Buyer's deposit, except for fees incurred by Buyer.

E. **NOTICE TO BUYER OR SELLER TO PERFORM:** The NBP or NSP shall: **(i)** be in writing; **(ii)** be signed by the applicable Buyer or Seller; and **(iii)** give the other Party at least **2 (or ___) Days** After Delivery (or until the time specified in the applicable paragraph, whichever occurs last) to take the applicable action. A NBP or NSP may not be Delivered any earlier than **2 Days** Prior to the expiration of the applicable time for the other Party to remove a contingency or cancel this Agreement or meet an obligation specified in paragraph 14.

F. **EFFECT OF BUYER'S REMOVAL OF CONTINGENCIES:** If Buyer removes, in writing, any contingency or cancellation rights, unless otherwise specified in writing, Buyer shall conclusively be deemed to have: **(i)** completed all Buyer Investigations, and review of reports and other applicable information and disclosures pertaining to that contingency or cancellation right; **(ii)** elected to proceed with the transaction; and **(iii)** assumed all liability, responsibility and expense for Repairs or corrections pertaining to that contingency or cancellation right, or for the inability to obtain financing.

G. **CLOSE OF ESCROW:** Before Buyer or Seller may cancel this Agreement for failure of the other Party to close escrow pursuant to this Agreement, Buyer or Seller must first Deliver to the other Party a demand to close escrow (C.A.R. Form DCE). The DCE shall: **(i)** be signed by the applicable Buyer or Seller; and **(ii)** give the other Party at least **3 (or _____) Days** After Delivery to close escrow. A DCE may not be Delivered any earlier than **3 Days** Prior to the scheduled close of escrow.

H. **EFFECT OF CANCELLATION ON DEPOSITS:** If Buyer or Seller gives written notice of cancellation pursuant to rights duly exercised under the terms of this Agreement, the Parties agree to Sign mutual instructions to cancel the sale and escrow and release deposits, if any, to the party entitled to the funds, less fees and costs incurred by that party. Fees and costs may be payable to service providers and vendors for services and products provided during escrow. Except as specified below, **release of funds will require mutual Signed release instructions from the Parties, judicial decision or arbitration award.** If either Party fails to execute mutual instructions to cancel escrow, one Party may make a written demand to Escrow Holder for the deposit. (C.A.R. Form BDRD or SDRD). Escrow Holder, upon receipt, shall promptly deliver notice of the demand to the other Party. If, within 10 Days After Escrow Holder's notice, the other Party does not object to the demand, Escrow Holder shall disburse the deposit to the Party making the demand. If Escrow Holder complies with the preceding process, each Party shall be deemed to have released Escrow Holder from any and all claims or liability related to the disbursal of the deposit. Escrow Holder, at its discretion, may nonetheless require mutual cancellation instructions. **A Party may be subject to a civil penalty of up to $1,000 for refusal to sign cancellation instructions if no good faith dispute exists as to who is entitled to the deposited funds (Civil Code §1057.3).**

Buyer's Initials [information omitted]) Seller's Initials (FC) ( )

15. **FINAL VERIFICATION OF CONDITION:** Buyer shall have the right to make a final verification of the Property within **5 (or ____) Days** Prior to Close Of Escrow, NOT AS A CONTINGENCY OF THE SALE, but solely to confirm: **(i)** the Property is maintained pursuant to paragraph 11; **(ii)** Repairs have been completed as agreed; and **(iii)** Seller has complied with Seller's other obligations under this Agreement (C.A.R. Form VP).
16. **REPAIRS:** Repairs shall be completed prior to final verification of condition unless otherwise agreed in writing. Repairs to be performed at Seller's expense may be performed by Seller or through others, provided that the work complies with applicable Law, including governmental permit, inspection and approval requirements. Repairs shall be performed in a good, skillful manner with materials of quality and appearance comparable to existing materials. It is understood that exact restoration of appearance or cosmetic items following all Repairs may not be possible. Seller shall: **(i)** obtain invoices and paid receipts for Repairs performed by others; **(ii)** prepare a written statement indicating the Repairs performed by Seller and the date of such Repairs; and **(iii)** provide Copies of invoices and paid receipts and statements to Buyer prior to final verification of condition.
17. **PRORATIONS OF PROPERTY TAXES AND OTHER ITEMS:** Unless otherwise agreed in writing, the following items shall be PAID CURRENT and prorated between Buyer and Seller as of Close Of Escrow: real property taxes and assessments, interest, rents, HOA regular, special, and emergency dues and assessments imposed prior to Close Of Escrow, premiums on insurance assumed by Buyer, payments on bonds and assessments assumed by Buyer, and payments on Mello-Roos and other Special Assessment District bonds and assessments that are now a lien. The following items shall be assumed by Buyer WITHOUT CREDIT toward the purchase price: prorated payments on Mello-Roos and other Special Assessment District bonds and assessments and HOA special assessments that are now a lien but not yet due. Property will be reassessed upon change of ownership. Any supplemental tax bills shall be paid as follows: **(i)** for periods after Close Of Escrow, by Buyer; and **(ii)** for periods prior to Close Of Escrow, by Seller (see C.A.R. Form SPT or SBSA for further information). TAX BILLS ISSUED AFTER CLOSE OF ESCROW SHALL BE HANDLED DIRECTLY BETWEEN BUYER AND SELLER. Prorations shall be made based on a 30-day month.
18. **BROKERS:**
    A. **COMPENSATION:** Seller or Buyer, or both, as applicable, agree to pay compensation to Broker as specified in a separate written agreement between Broker and that Seller or Buyer. Compensation is payable upon Close Of Escrow, or if escrow does not close, as otherwise specified in the agreement between Broker and that Seller or Buyer.
    B. **SCOPE OF DUTY:** Buyer and Seller acknowledge and agree that Broker: **(i)** Does not decide what price Buyer should pay or Seller should accept; **(ii)** Does not guarantee the condition of the Property; **(iii)** Does not guarantee the performance, adequacy or completeness of inspections, services, products or repairs provided or made by Seller or others; **(iv)** Does not have an obligation to conduct an inspection of common areas or areas off the site of the Property; **(v)** Shall not be responsible for identifying defects on the Property, in common areas, or offsite unless such defects are visually observable by an inspection of reasonably accessible areas of the Property or are known to Broker; **(vi)** Shall not be responsible for inspecting public records or permits concerning the title or use of Property; **(vii)** Shall not be responsible for identifying the location of boundary lines or other items affecting title; **(viii)** Shall not be responsible for verifying square footage, representations of others or information contained in Investigation reports, Multiple Listing Service, advertisements, flyers or other promotional material; **(ix)** Shall not be responsible for determining the fair market value of the Property or any personal property included in the sale; **(x)** Shall not be responsible for providing legal or tax advice regarding any aspect of a transaction entered into by Buyer or Seller; and **(xi)** Shall not be responsible for providing other advice or information that exceeds the knowledge, education and experience required to perform real estate licensed activity. Buyer and Seller agree to seek legal, tax, insurance, title and other desired assistance from appropriate professionals.
19. **REPRESENTATIVE CAPACITY:** If one or more Parties is signing this Agreement in a representative capacity and not for him/herself as an individual then that Party shall so indicate in paragraph 31 or 32 and attach a Representative Capacity Signature Disclosure (C.A.R. Form RCSD). Wherever the signature or initials of the representative identified in the RCSD appear on this Agreement or any related documents, it shall be deemed to be in a representative capacity for the entity described and not in an individual capacity, unless otherwise indicated. The Party acting in a representative capacity (i) represents that the entity for which that party is acting already exists and (ii) shall Deliver to the other Party and Escrow Holder, within **3 Days** After Acceptance, evidence of authority to act in that capacity (such as but not limited to: applicable portion of the trust or Certification Of Trust (Probate Code §18100.5), letters testamentary, court order, power of attorney, corporate resolution, or formation documents of the business entity).
20. **JOINT ESCROW INSTRUCTIONS TO ESCROW HOLDER:**
    A. **The following paragraphs, or applicable portions thereof, of this Agreement constitute the joint escrow instructions of Buyer and Seller to Escrow Holder,** which Escrow Holder is to use along with any related counter offers and addenda, and any additional mutual instructions to close the escrow: paragraphs 1, 3, 4B, 5A, 6, 7, 10C, 13, 14G, 17, 18A, 19, 20, 26, 29, 30, 31, 32 and paragraph D of the section titled Real Estate Brokers on page 10. If a Copy of the separate compensation agreement(s) provided for in paragraph 18A, or paragraph D of the section titled Real Estate Brokers on page 10 is deposited with Escrow Holder by Broker, Escrow Holder shall accept such agreement(s) and pay out from Buyer's or Seller's funds, or both, as applicable, the Broker's compensation provided for in such agreement(s). The terms and conditions of this Agreement not set forth in the specified paragraphs are additional matters for the information of Escrow Holder, but about which Escrow Holder need not be concerned. Buyer and Seller will receive Escrow Holder's general provisions, if any, directly from Escrow Holder and will execute such provisions within the time specified in paragraph 7C(1)(c). To the extent the general provisions are inconsistent or conflict with this Agreement, the general provisions will control as to the duties and obligations of Escrow Holder only. Buyer and Seller will execute additional instructions, documents and forms provided by Escrow Holder that are reasonably necessary to close the escrow and, as directed by Escrow Holder, within **3 (or ____) Days,** shall pay to Escrow Holder or HOA or HOA management company or others any fee required by paragraphs 7, 10 or elsewhere in this Agreement.
    B. A Copy of this Agreement including any counter offer(s) and addenda shall be delivered to Escrow Holder within **3 Days** After Acceptance (or ________________________________). Buyer and Seller authorize Escrow Holder to accept and rely on Copies and Signatures as defined in this Agreement as originals, to open escrow and for other purposes of escrow. The validity of this Agreement as between Buyer and Seller is not affected by whether or when Escrow Holder Signs this Agreement. Escrow Holder shall provide Seller's Statement of Information to Title company when received from Seller. If Seller delivers an affidavit to Escrow Holder to satisfy Seller's FIRPTA obligation under paragraph 10C, Escrow Holder shall deliver to Buyer a Qualified Substitute statement that complies with federal Law.

C. Brokers are a party to the escrow for the sole purpose of compensation pursuant to paragraph 18A and paragraph D of the section titled Real Estate Brokers on page 10. Buyer and Seller irrevocably assign to Brokers compensation specified in paragraph 18A, and irrevocably instruct Escrow Holder to disburse those funds to Brokers at Close Of Escrow or pursuant to any other mutually executed cancellation agreement. Compensation instructions can be amended or revoked only with the written consent of Brokers. Buyer and Seller shall release and hold harmless Escrow Holder from any liability resulting from Escrow Holder's payment to Broker(s) of compensation pursuant to this Agreement.

D. Upon receipt, Escrow Holder shall provide Seller and Seller's Broker verification of Buyer's deposit of funds pursuant to paragraph 3A and 3B. Once Escrow Holder becomes aware of any of the following, Escrow Holder shall immediately notify all Brokers: **(i)** if Buyer's initial or any additional deposit or down payment is not made pursuant to this Agreement, or is not good at time of deposit with Escrow Holder; or **(ii)** if Buyer and Seller instruct Escrow Holder to cancel escrow.

E. A Copy of any amendment that affects any paragraph of this Agreement for which Escrow Holder is responsible shall be delivered to Escrow Holder within **3** Days after mutual execution of the amendment.

21. REMEDIES FOR BUYER'S BREACH OF CONTRACT:

A. Any clause added by the Parties specifying a remedy (such as release or forfeiture of deposit or making a deposit non-refundable) for failure of Buyer to complete the purchase in violation of this Agreement shall be deemed invalid unless the clause independently satisfies the statutory liquidated damages requirements set forth in the Civil Code.

B. LIQUIDATED DAMAGES: If Buyer fails to complete this purchase because of Buyer's default, Seller shall retain, as liquidated damages, the deposit actually paid. If the Property is a dwelling with no more than four units, one of which Buyer intends to occupy, then the amount retained shall be no more than 3% of the purchase price. Any excess shall be returned to Buyer. Except as provided in paragraph 14H, release of funds will require mutual, Signed release instructions from both Buyer and Seller, judicial decision or arbitration award. AT THE TIME OF ANY INCREASED DEPOSIT BUYER AND SELLER SHALL SIGN A SEPARATE LIQUIDATED DAMAGES PROVISION INCORPORATING THE INCREASED DEPOSIT AS LIQUIDATED DAMAGES (C.A.R. FORM RID).

Buyer's Initials [information omitted] Seller's Initials FC / ______

22. DISPUTE RESOLUTION:

A. **MEDIATION**: The Parties agree to mediate any dispute or claim arising between them out of this Agreement, or any resulting transaction, before resorting to arbitration or court action through the C.A.R. Real Estate Mediation Center for Consumers (**www.consumermediation.org**) or through any other mediation provider or service mutually agreed to by the Parties. The Parties **also agree to mediate any disputes or claims with Broker(s), who, in writing, agree to such mediation prior to, or within a reasonable time after, the dispute or claim is presented to the Broker.** Mediation fees, if any, shall be divided equally among the Parties involved. If, for any dispute or claim to which this paragraph applies, any Party (i) commences an action without first attempting to resolve the matter through mediation, or (ii) before commencement of an action, refuses to mediate after a request has been made, then that Party shall not be entitled to recover attorney fees, even if they would otherwise be available to that Party in any such action. THIS MEDIATION PROVISION APPLIES WHETHER OR NOT THE ARBITRATION PROVISION IS INITIALED. **Exclusions from this mediation agreement are specified in paragraph 22C.**

B. ARBITRATION OF DISPUTES:

The Parties agree that any dispute or claim in Law or equity arising between them out of this Agreement or any resulting transaction, which is not settled through mediation, shall be decided by neutral, binding arbitration. The Parties also agree to arbitrate any disputes or claims with Broker(s), who, in writing, agree to such arbitration prior to, or within a reasonable time after, the dispute or claim is presented to the Broker. The arbitrator shall be a retired judge or justice, or an attorney with at least 5 years of residential real estate Law experience, unless the parties mutually agree to a different arbitrator. The Parties shall have the right to discovery in accordance with Code of Civil Procedure §1283.05. In all other respects, the arbitration shall be conducted in accordance with Title 9 of Part 3 of the Code of Civil Procedure. Judgment upon the award of the arbitrator(s) may be entered into any court having jurisdiction. Enforcement of this agreement to arbitrate shall be governed by the Federal Arbitration Act. Exclusions from this arbitration agreement are specified in paragraph 22C.

"NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY."

"WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION TO NEUTRAL ARBITRATION."

Buyer's Initial [information omitted] Seller's Initials FC / ______

C. **ADDITIONAL MEDIATION AND ARBITRATION TERMS:**

(1) EXCLUSIONS: The following matters are excluded from mediation and arbitration: (i) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage or installment land sale contract as defined in Civil Code §2985; (ii) an unlawful detainer action; and (iii) any matter that is within the jurisdiction of a probate, small claims or bankruptcy court.

(2) **PRESERVATION OF ACTIONS: The following shall not constitute a waiver nor violation of the mediation and arbitration provisions: (i) the filing of a court action to preserve a statute of limitations; (ii) the filing of a court action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies; or (iii) the filing of a mechanic's lien.**

(3) **BROKERS: Brokers shall not be obligated nor compelled to mediate or arbitrate unless they agree to do so in writing. Any Broker(s) participating in mediation or arbitration shall not be deemed a party to this Agreement.**

23. SELECTION OF SERVICE PROVIDERS: Brokers do not guarantee the performance of any vendors, service or product providers ("Providers"), whether referred by Broker or selected by Buyer, Seller or other person. Buyer and Seller may select ANY Providers of their own choosing.

24. MULTIPLE LISTING SERVICE ("MLS"): Brokers are authorized to report to the MLS a pending sale and, upon Close Of Escrow, the sales price and other terms of this transaction shall be provided to the MLS to be published and disseminated to persons and entities authorized to use the information on terms approved by the MLS.

25. ATTORNEY FEES: In any action, proceeding, or arbitration between Buyer and Seller arising out of this Agreement, the prevailing Buyer or Seller shall be entitled to reasonable attorney fees and costs from the non-prevailing Buyer or Seller, except as provided in paragraph 22A.

26. ASSIGNMENT: Buyer shall not assign all or any part of Buyer's interest in this Agreement without first having obtained the separate written consent of Seller to a specified assignee. Such consent shall not be unreasonably withheld. Any total or partial assignment shall not relieve Buyer of Buyer's obligations pursuant to this Agreement unless otherwise agreed in writing by Seller. (C.A.R. Form AOAA).

27. EQUAL HOUSING OPPORTUNITY: The Property is sold in compliance with federal, state and local anti-discrimination Laws.

28. TERMS AND CONDITIONS OF OFFER: This is an offer to purchase the Property on the above terms and conditions. The liquidated damages paragraph or the arbitration of disputes paragraph is incorporated in this Agreement if initialed by all Parties or if incorporated by mutual agreement in a counter offer or addendum. If at least one but not all Parties initial, a counter offer is required until agreement is reached. Seller has the right to continue to offer the Property for sale and to accept any other offer at any time prior to notification of Acceptance. The Parties have read and acknowledge receipt of a Copy of the offer and agree to the confirmation of agency relationships. If this offer is accepted and Buyer subsequently defaults, Buyer may be responsible for payment of Brokers' compensation. This Agreement and any supplement, addendum or modification, including any Copy, may be Signed in two or more counterparts, all of which shall constitute one and the same writing.

29. TIME OF ESSENCE; ENTIRE CONTRACT; CHANGES: Time is of the essence. All understandings between the Parties are incorporated in this Agreement. Its terms are intended by the Parties as a final, complete and exclusive expression of their Agreement with respect to its subject matter, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. If any provision of this Agreement is held to be ineffective or invalid, the remaining provisions will nevertheless be given full force and effect. Except as otherwise specified, this Agreement shall be interpreted and disputes shall be resolved in accordance with the Laws of the State of California. **Neither this Agreement nor any provision in it may be extended, amended, modified, altered or changed, except in writing Signed by Buyer and Seller.**

30. DEFINITIONS: As used in this Agreement:

A. **"Acceptance"** means the time the offer or final counter offer is accepted in writing by a Party and is delivered to and personally received by the other Party or that Party's authorized agent in accordance with the terms of this offer or a final counter offer.

B. **"Agreement"** means this document and any counter offers and any incorporated addenda, collectively forming the binding agreement between the Parties. Addenda are incorporated only when Signed by all Parties.

C. **"C.A.R. Form"** means the most current version of the specific form referenced or another comparable form agreed to by the parties.

D. **"Close Of Escrow"**, including "COE", means the date the grant deed, or other evidence of transfer of title, is recorded.

E. **"Copy"** means copy by any means including photocopy, NCR, facsimile and electronic.

F. **"Days"** means calendar days. However, after Acceptance, the last **Day** for performance of any act required by this Agreement (including Close Of Escrow) shall not include any Saturday, Sunday, or legal holiday and shall instead be the next Day.

G. **"Days After"** means the specified number of calendar days after the occurrence of the event specified, not counting the calendar date on which the specified event occurs, and ending at 11:59 PM on the final day.

H. **"Days Prior"** means the specified number of calendar days before the occurrence of the event specified, not counting the calendar date on which the specified event is scheduled to occur.

I. **"Deliver", "Delivered"** or **"Delivery"**, unless otherwise specified in writing, means and shall be effective upon: personal receipt by Buyer or Seller or the individual Real Estate Licensee for that principal as specified in the section titled Real Estate Brokers on page 10, regardless of the method used (i.e., messenger, mail, email, fax, other).

J. **"Electronic Copy" or "Electronic Signature"** means, as applicable, an electronic copy or signature complying with California Law. Buyer and Seller agree that electronic means will not be used by either Party to modify or alter the content or integrity of this Agreement without the knowledge and consent of the other Party.

K. **"Law"** means any law, code, statute, ordinance, regulation, rule or order, which is adopted by a controlling city, county, state or federal legislative, judicial or executive body or agency.

L. **"Repairs"** means any repairs (including pest control), alterations, replacements, modifications or retrofitting of the Property provided for under this Agreement.

M. **"Signed"** means either a handwritten or electronic signature on an original document, Copy or any counterpart.

31. EXPIRATION OF OFFER: This offer shall be deemed revoked and the deposit, if any, shall be returned to Buyer unless the offer is Signed by Seller and a Copy of the Signed offer is personally received by Buyer, or by ____________________, who is authorized to receive it, by 5:00 PM on the third Day after this offer is signed by Buyer (or by ☐ ____________ ☐ AM/ ☐ PM, on ____________ (date)).

☒ One or more Buyers is signing this Agreement in a representative capacity and not for him/herself as an individual. See attached Representative Capacity Signature Disclosure (C.A.R. Form RCSD-B) for additional terms.

Date 10/19/2021 BUYER [information omitted]

(Print name) [information omitted] *or Assignee*

Date ____________ BUYER ____________

(Print name) ____________

☐ Additional Signature Addendum attached (C.A.R. Form ASA).

Seller's Initials (FC) (______)

Property Address: *642 St Cloud Rd, Los Angeles, CA 90077* Date: *October 19, 2021*

32. ACCEPTANCE OF OFFER: Seller warrants that Seller is the owner of the Property, or has the authority to execute this Agreement. Seller accepts the above offer, and agrees to sell the Property on the above terms and conditions. Seller has read and acknowledges receipt of a Copy of this Agreement, and authorizes Broker to Deliver a Signed Copy to Buyer.

☒ (If checked) SELLER'S ACCEPTANCE IS **SUBJECT TO ATTACHED COUNTER OFFER (C.A.R. Form SCO or SMCO) DATED:** 10/20/2021

☐ One or more Sellers is signing this Agreement in a representative capacity and not for him/herself as an individual. See attached Representative Capacity Signature Disclosure (C.A.R. Form RCSD-S) for additional terms.

Date 10/20/2021 SELLER DocuSigned by: FREDERICK CHIN 27FDF98019284D7

(Print name) *Addison Park Investments, LLC*

Date ______ SELLER ______

(Print name) ______

☐ Additional Signature Addendum attached (C.A.R. Form ASA).

(____ / ____) (Initials) **(Do not initial if making a counter offer.) CONFIRMATION OF ACCEPTANCE:** A Copy of Signed Acceptance was personally received by Buyer or Buyer's authorized agent on (date) ______ at ______ ☐AM/ ☐PM. **A binding Agreement is created when a Copy of Signed Acceptance is personally received by Buyer or Buyer's authorized agent whether or not confirmed in this document. Completion of this confirmation is not legally required in order to create a binding Agreement; it is solely intended to evidence the date that Confirmation of Acceptance has occurred.**

REAL ESTATE BROKERS:

A. Real Estate Brokers are not parties to the Agreement between Buyer and Seller.

B. Agency relationships are confirmed as stated in paragraph 2.

C. If specified in paragraph 3A(2), Agent who submitted the offer for Buyer acknowledges receipt of deposit.

D. COOPERATING (BUYER'S) BROKER COMPENSATION: Seller's Broker agrees to pay Buyer's Broker and Buyer's Broker agrees to accept, out of Seller's Broker's proceeds in escrow, the amount specified in the MLS, provided Buyer's Broker is a Participant of the MLS in which the Property is offered for sale or a reciprocal MLS. If Seller's Broker and Buyer's Broker are not both Participants of the MLS, or a reciprocal MLS, in which the Property is offered for sale, then compensation must be specified in a separate written agreement (C.A.R. Form CBC). Declaration of License and Tax (C.A.R. Form DLT) may be used to document that tax reporting will be required or that an exemption exists.

E. PRESENTATION OF OFFER: Pursuant to Standard of Practice 1-7, if Buyer's Broker makes a written request, Seller's Broker shall confirm in writing that this offer has been presented to Seller.

Buyer's Brokerage Firm *The Agency* DRE Lic. # *01904054*
By *Paul Lester* *Aileen Comora* *Paul Lester/Aileen Comora* DRE Lic. # *1338925/01002982* Date 10/19/2021
By ______ DRE Lic. # ______ Date 10/19/2021
Address ______ City ______ State ______ Zip ______
Telephone ______ Fax ______ E-mail ______

Seller's Brokerage Firm *Compass* DRE Lic. # *01866771*
By DocuSigned by: Tyrone McKillen, Andrew Fenton, Sally Forster Jones *Tyrone McKillen* DRE Lic. # *01915539* Date 10/20/2021
By ______ DRE Lic. # ______ Date ______
Address ______ City ______ State ______ Zip ______
Telephone ______ Fax ______ E-mail ______

ESCROW HOLDER ACKNOWLEDGMENT:

Escrow Holder acknowledges receipt of a Copy of this Agreement, (if checked, ☐ a deposit in the amount of $ ______), counter offer numbers ______ ☐ Seller's Statement of Information and ______, and agrees to act as Escrow Holder subject to paragraph 20 of this Agreement, any supplemental escrow instructions and the terms of Escrow Holder's general provisions.

Escrow Holder is advised that the date of Confirmation of Acceptance of the Agreement as between Buyer and Seller is ______

Escrow Holder ______ Escrow # ______
By ______ Date ______
Address ______
Phone/Fax/E-mail ______
Escrow Holder has the following license number # ______
☐ Department of Financial Protection and Innovation, ☐ Department of Insurance, ☐ Department of Real Estate.

PRESENTATION OF OFFER: (______) Seller's Broker presented this offer to Seller on ______ (date).
Broker or Designee Initials

REJECTION OF OFFER: (______) (______) No counter offer is being made. This offer was rejected by Seller on ______ (date).
Seller's Initials

©1991- 2018, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Buyer Acknowledges that page 10 is part of this Agreement [information omitted] Buyer's Initials

DocuSign Envelope ID: 4844F3BD-1C44-4B26-80F2-F574D5CF66C4

CALIFORNIA ASSOCIATION OF REALTORS®

BUYER'S INSPECTION ADVISORY

(C.A.R. Form BIA, Revised 11/14)

Property Address 642 St Cloud Rd, Los Angeles, CA 90077

1. IMPORTANCE OF PROPERTY INVESTIGATION: The physical condition of the land and improvements being purchased is not guaranteed by either Seller or Brokers. You have an affirmative duty to exercise reasonable care to protect yourself, including discovery of the legal, practical and technical implications of disclosed facts, and the investigation and verification of information and facts that you know or that are within your diligent attention and observation. A general physical inspection typically does not cover all aspects of the Property nor items affecting the Property that are not physically located on the Property. If the professionals recommend further investigations, including a recommendation by a pest control operator to inspect inaccessible areas of the Property, you should contact qualified experts to conduct such additional investigations.

2. BROKER OBLIGATIONS: Brokers do not have expertise in all areas and therefore cannot advise you on many items, such as those listed below. If Broker gives you referrals to professionals, Broker does not guarantee their performance.

3. YOU ARE STRONGLY ADVISED TO INVESTIGATE THE CONDITION AND SUITABILITY OF ALL ASPECTS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO THE FOLLOWING. IF YOU DO NOT DO SO, YOU ARE ACTING AGAINST THE ADVICE OF BROKERS.

A. **GENERAL CONDITION OF THE PROPERTY, ITS SYSTEMS AND COMPONENTS:** Foundation, roof (condition, age, leaks, useful life), plumbing, heating, air conditioning, electrical, mechanical, security, pool/spa (cracks, leaks, operation), other structural and nonstructural systems and components, fixtures, built-in appliances, any personal property included in the sale, and energy efficiency of the Property.

B. **SQUARE FOOTAGE, AGE, BOUNDARIES:** Square footage, room dimensions, lot size, age of improvements and boundaries. Any numerical statements regarding these items are APPROXIMATIONS ONLY and have not been verified by Seller and cannot be verified by Brokers. Fences, hedges, walls, retaining walls and other barriers or markers do not necessarily identify true Property boundaries.

C. **WOOD DESTROYING PESTS:** Presence of, or conditions likely to lead to the presence of wood destroying pests and organisms.

D. **SOIL STABILITY:** Existence of fill or compacted soil, expansive or contracting soil, susceptibility to slippage, settling or movement, and the adequacy of drainage.

E. **WATER AND UTILITIES; WELL SYSTEMS AND COMPONENTS; WASTE DISPOSAL:** Water and utility availability, use restrictions and costs. Water quality, adequacy, condition, and performance of well systems and components. The type, size, adequacy, capacity and condition of sewer and septic systems and components, connection to sewer, and applicable fees.

F. **ENVIRONMENTAL HAZARDS:** Potential environmental hazards, including, but not limited to, asbestos, lead-based paint and other lead contamination, radon, methane, other gases, fuel oil or chemical storage tanks, contaminated soil or water, hazardous waste, waste disposal sites, electromagnetic fields, nuclear sources, and other substances, materials, products, or conditions (including mold (airborne, toxic or otherwise), fungus or similar contaminants).

G. **EARTHQUAKES AND FLOODING:** Susceptibility of the Property to earthquake/seismic hazards and propensity of the Property to flood.

H. **FIRE, HAZARD AND OTHER INSURANCE:** The availability and cost of necessary or desired insurance may vary. The location of the Property in a seismic, flood or fire hazard zone, and other conditions, such as the age of the Property and the claims history of the Property and Buyer, may affect the availability and need for certain types of insurance. Buyer should explore insurance options early as this information may affect other decisions, including the removal of loan and inspection contingencies.

I. **BUILDING PERMITS, ZONING AND GOVERNMENTAL REQUIREMENTS:** Permits, inspections, certificates, zoning, other governmental limitations, restrictions, and requirements affecting the current or future use of the Property, its development or size.

J. **RENTAL PROPERTY RESTRICTIONS:** Some cities and counties impose restrictions that limit the amount of rent that can be charged, the maximum number of occupants, and the right of a landlord to terminate a tenancy. Deadbolt or other locks and security systems for doors and windows, including window bars, should be examined to determine whether they satisfy legal requirements.

K. **SECURITY AND SAFETY:** State and local Law may require the installation of barriers, access alarms, self-latching mechanisms and/or other measures to decrease the risk to children and other persons of existing swimming pools and hot tubs, as well as various fire safety and other measures concerning other features of the Property.

L. **NEIGHBORHOOD, AREA, SUBDIVISION CONDITIONS; PERSONAL FACTORS:** Neighborhood or area conditions, including schools, law enforcement, crime statistics, registered felons or offenders, fire protection, other government services, availability, adequacy and cost of internet connections or other technology services and installations, commercial, industrial or agricultural activities, existing and proposed transportation, construction and development that may affect noise, view, or traffic, airport noise, noise or odor from any source, wild and domestic animals, other nuisances, hazards, or circumstances, protected species, wetland properties, botanical diseases, historic or other governmentally protected sites or improvements, cemeteries, facilities and condition of common areas of common interest subdivisions, and possible lack of compliance with any governing documents or Homeowners' Association requirements, conditions and influences of significance to certain cultures and/or religions, and personal needs, requirements and preferences of Buyer.

By signing below, Buyers acknowledge that they have read, understand, accept and have received a Copy of this Advisory. Buyers are encouraged to read it carefully.

Buyer [information omitted] Buyer ______________________

[information omitted] Assignee 10/19/2021

©1991-2004, California Association of REALTORS®, Inc. THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

The Agency - Beverly Hills, 331 Foothill Road, Suite 100 Beverly Hills CA 90210 Phone: 424.230.3746 Fax: 424-230-3740 642 St Cloud Rd -
Aileen Comora Produced with Lone Wolf Transactions (zipForm Edition) 231 Shearson Cr. Cambridge, Ontario, Canada N1T 1J5 www.lwolf.com

DocuSign Envelope ID: 4844F3BD-1C44-4B26-80F2-F574D5CF66C4

CALIFORNIA ASSOCIATION OF REALTORS®

CALIFORNIA CONSUMER PRIVACY ACT ADVISORY

(C.A.R. Form CCPA, 12/19)

As of January 1, 2020, the California Consumer Privacy Act (commencing with Civil Code § 1798.100) ("CCPA") grants to California residents certain rights in their private, personal information that is collected by companies with whom they do business. Under the CCPA, "personal information" is defined broadly to encompass non-public records information that could reasonably be linked directly or indirectly to you, including, potentially, photographs of or sales information about your property. Some of your personal information will be collected and likely shared with others during the process of buying and selling real estate. Depending on the situation, you may have the right to "opt out" or stop the transfer of your personal information to others and request that certain businesses delete your personal information altogether. Not all businesses you interact with are required to comply with the law, primarily just those who meet the criteria of a covered "Business" as set forth in Section 1798.140 (c)]. For more information, you may ask your Broker for a copy of the C.A.R. Legal Q&A on the subject.

A real estate broker is likely to submit personal information to a Multiple Listing Service ("MLS") in order to help find a buyer for a seller's property. Through the MLS, the information is made available to real estate brokers and salespeople, and others. Even after a sale is complete, the MLS distributes sales information to the real estate community. Brokers, agents and MLSs may also share your personal information with others who post the personal information on websites or elsewhere, or otherwise use it. Thus, there are various service providers and companies in a real estate transaction who may be engaged in using or sharing data involving your personal information.

If your broker is a covered Business, it should have a privacy policy explaining your rights on its website and giving you an opportunity to request that personal information not be shared, used and even deleted. Even if your real estate brokerage is a covered Business, it needs, and is allowed, to keep your information to effectuate a sale and, by law, is required to maintain such information for three years to comply with regulatory requirements. Not all brokers are covered Businesses, however, and those that are not, do not have to comply with the CCPA.

Similarly, most MLSs will not be considered a covered Business. Instead, the MLS may be considered a Third Party in the event a covered Business (ex: brokerages, real estate listing aggregation or advertising internet sites or other outlets who meet the criteria of covered Businesses) exchanges personal information with the MLS. You do not have the right under the CCPA to require a Third Party to delete your personal information. And like real estate brokerages, even if an MLS is a covered Business, MLSs are also required by law to retain and make accessible in its computer system any and all listing and other information for three years.

Whether an MLS is a covered Business or a Third Party, you have a right to be notified about the sharing of your personal information and your right to contact a covered Business to opt out of your personal information being used, or shared with Third Parties. Since the MLSs and/or other entities receiving your personal information do not have direct contact with buyers and sellers and also may not be aware of which entities exchanging personal information are covered Businesses, this form is being used to notify you of your rights under the CCPA and your ability to direct requests to covered Businesses not to share personal information with Third Parties. One way to limit access to your personal information, is to inform your broker or salesperson you want to opt-out of the MLS, and if so, you will be asked to sign a document (Form SELM) confirming your request to keep your listing off the MLS. However, if you do so, it may be more difficult to sell your property or obtain the highest price for it because your property will not be exposed to the greatest number of real estate licensees and others.

I/we acknowledge receipt of a copy of this California Consumer Privacy Act Advisory.

Buyer/Seller/Landlord/Tenant [information omitted] Date 10/19/2021

[information omitted] *or Assignee*

Buyer/Seller/Landlord/Tenant ______________________ Date ____________

© 2019, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS®. NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

The Agency - Beverly Hills, 331 Foothill Road, Suite 100 Beverly Hills CA 90210 Phone: 424.230.3746 Fax: 424-230-3740 642 St Cloud Rd -
Aileen Comora Produced with Lone Wolf Transactions (zipForm Edition) 231 Shearson Cr. Cambridge, Ontario, Canada N1T 1J5 www.lwolf.com

CALIFORNIA ASSOCIATION OF REALTORS®

REPRESENTATIVE CAPACITY SIGNATURE DISCLOSURE (FOR BUYER REPRESENTATIVES)

(C.A.R. Form RCSD-B, Revised 6/20)

This form is not an assignment. It should not be used to add new parties after a contract has been formed. The purpose of this form is to identify who the principal is in the transaction and who has authority to sign documents on behalf of the principal.

This is a disclosure to one or more of the following: Purchase Agreement, Buyer Representation Agreement, Assignment of Agreement, or Other Agreement, specified below in which [information omitted] *or Assignee* is identified as "Buyer". If a trust, identify Buyer as the trustee(s) of the trust or by simplified trust name (e.g. John Doe, co-trustee, Jane Doe, co-trustee or Doe Revocable Family Trust 3.) Full name of trust should be identified in 1A below. If power of attorney, insert principal's name as Buyer.

1. A. ☐ TRUST: (1) Assets used to acquire/lease the Property are held in trust pursuant to a trust document titled (Name of trust: ______

(2) The person(s) signing below is/are Sole/Co/Successor Trustee(s) of the Trust.

B. ☒ **ENTITY:** Buyer is a ☐ Corporation, ☒ Limited Liability Company, ☐ Partnership ☐ Other: ______ which has authorized the officer(s), managing member(s), partner(s) or person(s) signing below to act on its behalf. An authorizing resolution of the applicable body of the entity described above ☐ is ☐ is not attached.

C. ☐ **POWER OF ATTORNEY:** Buyer ("Principal") has authorized the person(s) signing below ("Attorney-In-Fact", "Power of Attorney" or "POA") to act on his/her behalf pursuant to a General Attorney (Specific Power of Attorney for the Property), dated ______. This form is not a Power of Attorney. A Power of Attorney must have already been executed before this form is used.

D. ☐ **ESTATE:** (1) Buyer is an ☐ conservatorship, or ☐ guardianship identified by Superior Court Case name as ______, Case # ______.
(2) The person(s) signing below is/are court approved representatives (whether designated as Sole or Co-Executor, Administrator, Conservator, Guardian) of the estate, conservatorship or guardianship identified above.

2. Buyer's Representative represents that the trust, entity or power of attorney for which that Party is acting already exists.

Buyer:
By ______ [information omitted] ______ Date: 10/19/2021
(Sign Name of Trustee, Officer, Managing Member, Partner, or Attorney-in-Fact)
(Print Representative Nam [information omitted] *or Assignee* Title: *Authorized signer*

By ______ Date: ______
(Sign Name of Trustee, Officer, Managing Member, Partner, or Attorney-in-Fact)
(Print Representative Name) ______ Title: ______

Acknowledgement of Receipt By Other Party:

AT TIME OF SALE

Buyer and *Addison Park Investments, LLC* ("Seller") are parties to a Purchase Agreement dated *10/19/2021* for property known as *642 St Cloud Rd, Los Angeles, CA 90077*.

Seller FREDERICK CHIN Date 10/20/2021
Addison Park Investments, LLC

Seller ______ Date ______

© 2020, California Association of REALTORS®, Inc.

The Agency - Beverly Hills, 331 Foothill Road, Suite 100 Beverly Hills CA 90210 Phone: 424.230.3746 Fax: 424-230-3740 642 St Cloud Rd -
Aileen Comora Produced with Lone Wolf Transactions (zipForm Edition) 231 Shearson Cr. Cambridge, Ontario, Canada N1T 1J5 www.lwolf.com

AT TIME OF BUYER REPRESENTATION AGREEMENT

Buyer and Paul Lester The Agency ("Buyer's Broker") are parties to a Buyer Representation Agreement dated 10/19/2021.

Real Estate Broker Paul Lester The Agency

By Paul Lester Date 10/19/2021

AT TIME OF ASSIGNMENT OF AGREEMENT

Buyer and ______, the originally named buyer ("Assignor") are parties to an Assignment of Agreement Addendum dated ______.

Assignor and *Addison Park Investments, LLC* ("Seller") are parties to a Purchase Agreement or

☐ Other: ______, which is being assigned to Buyer.

Assignor ______

By ______ Date ______

Seller *Addison Park Investments, LLC*

By ______ Date ______

AT TIME OF OTHER AGREEMENT

Buyer and ______ ("Other Party") are parties to ______ Agreement dated ______, if applicable, for property known as ______.

Other Party ______

By ______ Date ______

© 2020, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats. THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS®. NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL. This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 12/15)

No. *One (1)*

The following terms and conditions are hereby incorporated in and made a part of the: ☒ Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Transfer Disclosure Statement (Note: An amendment to the TDS may give the Buyer a right to rescind), ☐ Other ______________________________,
dated *October 19, 2021*, on property known as *642 St Cloud Rd Los Angeles, CA 90077*
in which [information omitted] *or Assignee* is referred to as ("Buyer/Tenant")
and *Addison Park Investments, LLC* is referred to as ("Seller/Landlord").

1. This offer is contingent upon Seller obtaining and providing Buyer a fully executed Certificate of Occupancy with all ancillary and outstanding finaled permits signed off (including but not limited to plumbing, electrical, roof, pool, HVAC system, and sewer) issued by the City of Los Angeles prior to close of escrow.

2. Seller to have [information omitted] *days from offer acceptance to obtain said items (as noted in #2 above) and Buyer to close escrow within* [information omitted] *days of receipt of same. In the event seller is unable to obtain Certificate of Occupancy and finaled permits, then buyer shall have a right to cancel transaction and Escrow is authorized to release Buyer's deposit with no further action required of Seller. However, escrow can be extended at buyer's discretion with written notification to seller every 30 days until Certificate of Occupancy and finaled permits are obtained by seller and given to buyer.*

3. Seller agrees to provide reasonable access to buyer to said property if requested during 120 day waiting period or extension thereof.

4. Contractor's warranties to be transferred upon close of escrow.

5. After After buyer's period of due diligence and an initial removal of contingencies pertaining to those items noted in Paragraph 14.B of the purchase agreement (excluding the inspection and approval of any system requiring gas to operate), Buyer to work with Seller to make changes to certain design items/finish materials, fixtures or any item at Buyers discretion

6. Additionally and as part of buyer's contingencies: Buyer to understand all parameters of proposed lot split at: 600 St. Cloud. including any potential building plans, requirements for building; height limits, size and any other issue that might impact the property at 642 St. Cloud

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date 10/19/2021	Date 10/20/2021
Buyer/Tenant [information omitted] [information omitted] *or Assignee*	Seller/Landlord DocuSigned by: FREDERICK CHIN *Addison Park Investments, LLC*
Buyer/Tenant ______________	Seller/Landlord ______________

© 1986-2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 12/15)

No. TWO (2)

The following terms and conditions are hereby incorporated in and made a part of the: [X] Purchase Agreement, [ ] Residential Lease or Month-to-Month Rental Agreement, [ ] Transfer Disclosure Statement (Note: An amendment to the TDS may give the Buyer a right to rescind), [ ] Other ______,
dated October 19, 2021, on property known as 642 St Cloud Rd Los Angeles, CA 90077
in which [information omitted] or Assignee is referred to as ("Buyer/Tenant")
and Addison Park Investments, LLC is referred to as ("Seller/Landlord").

1. INCLUDED IN SALE: The following are included in the purchase of the Property: all appliances, built-in or not (e.g. refrig/range/dishwasher/washer/dryer/wine cooler); all audio and/or visual and/or telephone equipment/components; all exterior furniture, potted plants and fountains; all bathroom mirrors; all fireplace screens (freestanding and otherwise), gas cocks and andirons.

2. REMOVAL OF ART AND OTHER ITEMS: Seller shall repair (in the manner prescribed in Paragraph 16) all holes and other damage which may be caused as a result of the removal of any art or other items.

3. SELLER MATERIALS: UPON ACCEPTANCE

Seller shall deliver to Buyer all plans, permits, renderings, inspections, surveys, reports, and other similar materials (collectively, "Seller Materials") regarding the Property which are in Seller's possession or control. Upon the close of escrow, all Seller Materials shall become Buyer's property at no additional cost to Seller.

4. RESERVATION OF RIGHTS RE LOAN/APPRAISAL: Though Buyer may not have any loan and/or appraisal contingencies (and this Paragraph shall not afford Buyer any additional contingencies in respect of same), should Buyer desire to obtain a loan and/or appraisal in connection with Buyer's purchase of the Property, then Seller shall accommodate, provide access to, and cooperate with (at no additional cost or expense to Seller), such individuals (such as appraisers) who may need to obtain information regarding, or access to, the Property.

5. COMPLETION OF SECTION 1 ITEMS: WOOD DESTROYING PEST REPORT (the "Pest Report"): Seller shall pay for a Pest Report from McKernan or Top Termite, covering all structures, decks and fences on the Property, and deliver same to Buyer within seven (7) Days After Acceptance. Seller shall pay for, and provide to Buyer prior to the close of escrow, clearance of all "Section 1" items. If the Pest Report provides for alternative methods of completion of a particular Section 1 item (e.g., fumigation or local treatment), then Buyer shall select the specific method to be utilized.

6. CONFLICTS: To the extent the terms of this Addendum conflict with the terms of the remainder of this agreement, the terms of this Addendum shall control.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date 10/19/2021 | Date 10/20/2021

Buyer/Tenant [information omitted] [information omitted] or Assignee | Seller/Landlord DocuSigned by: FREDERICK CHIN Addison Park Investments, LLC

Buyer/Tenant ______ | Seller/Landlord ______

© 1986-2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

SELLER COUNTER OFFER No. 1

May not be used as a multiple counter offer.
(C.A.R. Form SCO, Revised 11/14)

Date *October 20, 2021*

This is a counter offer to the: [X] Purchase Agreement, [ ] Buyer Counter Offer No.____, or [ ] Other ____________ ("Offer"), dated *October 19, 2021*, on property known as *642 St Cloud Rd, Los Angeles, CA* ("Property"), between [information omitted] *and Assignee* ("Buyer") and *WB 642 St. Cloud LLC* ("Seller").

1. **TERMS:** The terms and conditions of the above referenced document are accepted subject to the following:
   A. **Paragraphs in the Offer that require initials by all parties, but are not initialed by all parties, are excluded from the final agreement unless specifically referenced for inclusion in paragraph 1C of this or another Counter Offer or an addendum.**
   B. **Unless otherwise agreed in writing, down payment and loan amount(s) will be adjusted in the same proportion as in the original Offer, but deposit amount(s) shall remain unchanged from the original Offer.**
   C. **OTHER TERMS:** ____________
   D. **The following attached addenda are incorporated into this Seller Counter offer:** [X] Addendum No. *1*
   [X] *New Construction Addendum* [ ] ____________

2. **EXPIRATION:** This Seller Counter Offer shall be deemed revoked and the deposits, if any, shall be returned:
   A. Unless by 5:00pm on the third Day After the date it is signed in paragraph 4 (if more than one signature then, the last signature date)(or by ______ [ ] AM [ ] PM on __________ (date)) (i) it is signed in paragraph 5 by Buyer and (ii) a copy of the signed Seller Counter Offer is personally received by Seller or ____________, who is authorized to receive it.
   B. OR If Seller withdraws it anytime prior to Acceptance (CAR Form WOO may be used).
   C. OR If Seller accepts another offer prior to Buyer's Acceptance of this counter offer.

3. **MARKETING TO OTHER BUYERS:** Seller has the right to continue to offer the Property for sale. Seller has the right to accept any other offer received, prior to Acceptance of this Counter Offer by Buyer as specified in 2A and 5. In such event, Seller is advised to withdraw this Seller Counter Offer before accepting another offer.

4. **OFFER: SELLER MAKES THIS COUNTER OFFER ON THE TERMS ABOVE AND ACKNOWLEDGES RECEIPT OF A COPY.**
   Seller FREDERICK CHIN *WB 642 St. Cloud LLC* Date 10/20/2021
   Seller ____________ Date ______

5. **ACCEPTANCE: I/WE** accept the above Seller Counter Offer **(If checked [ ] SUBJECT TO THE ATTACHED COUNTER OFFER)** and acknowledge receipt of a Copy.
   Buyer [information omitted] *and Assignee* Date ______ Time ______ [ ] AM/ [ ] PM
   Buyer ____________ Date ______ Time ______ [ ] AM/ [ ] PM

CONFIRMATION OF ACCEPTANCE:

(______ / ______) (Initials) **Confirmation of Acceptance:** A Copy of Signed Acceptance was personally received by Seller, or Seller's authorized agent as specified in paragraph 2A on (date) __________ at ______ [ ] AM/ [ ] PM. **A binding Agreement is created when a Copy of Signed Acceptance is personally received by Seller or Seller's authorized agent whether or not confirmed in this document.**

© 2019, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 12/15)

No. *1 (Page 1 of 2)*

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Transfer Disclosure Statement (Note: An amendment to the TDS may give the Buyer a right to rescind), ☒ Other *Seller Counter #1*,
dated *October 20, 2021*, on property known as *642 St Cloud Rd Los Angeles, CA*
in which [information omitted] *and Assignee* is referred to as ("Buyer/Tenant")
and *WB 642 St. Cloud LLC* is referred to as ("Seller/Landlord").

1. Purchase Price shall be [information omitted]
2. Initial Deposit shall be 3% of Purchase Price.
3. Seller name shall be corrected to reflect WB 642 St. Cloud, LLC in place of all references to Addison Park Investments LLC.
4. The checkbox in section 3(I) shall be deemed checked to reflect that this Agreement is NOT contingent upon a written appraisal.
5. The following shall be added to Section 2 of Confidentiality and Non-Disclosure Agreement (C.A.R. Form CND): Buyer and Seller acknowledge that Seller is a public company and, as such, may be required to disclose this purchase agreement in a public filing with the Securities and Exchange Commission during and after the pendency of escrow. Such public disclosures to the SEC shall not be a breach of the Confidentiality and Non-Disclosure Agreement.
6. Escrow Holder to be A & A Escrow Services – Antonia Delgado. Each shall pay their own fees.
7. Title policy shall be issued by Fidelity National Title (Janis Okerlund).
8. Seller to retain all rights to refunds of all existing or outstanding bonds in connection with the development of the Property after the Close of Escrow.
9. Buyer to sign and initial the attached New Construction Addendum.
10. Seller to complete construction of the Property in accordance with the current scope of work, design, finish materials, and budget. Buyer may not make changes to any aspect of the Property, including, but not limited to, the current scope of work, design, finish materials and budget, prior to Close of Escrow.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date ______	Date 10/20/2021
Buyer/Tenant ______	Seller/Landlord DocuSigned by: FREDERICK CHIN
: [information omitted] *and Assignee*	*WB 642 St. Cloud LLC*
Buyer/Tenant ______	Seller/Landlord ______

© 1986-2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Compass, 9545 Wilshire Blvd 1st Floor Beverly Hills CA 90212 Phone: (949)212-8721 Fax: 642 St Cloud Rd
Tyrone McKillen Produced with Lone Wolf Transactions (zipForm Edition) 231 Shearson Cr. Cambridge, Ontario, Canada N1T 1J5 www.lwolf.com

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 12/15)

No. *1 (Page 2 of 2)*

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Transfer Disclosure Statement (Note: An amendment to the TDS may give the Buyer a right to rescind), ☒ Other *Seller Counter #1*, dated *October 20, 2021*, on property known as *642 St Cloud Rd Los Angeles, CA* in which [information omitted] *and Assignee* is referred to as ("Buyer/Tenant") and *WB 642 St. Cloud LLC* is referred to as ("Seller/Landlord").

11. Buyer shall only communicate with Owner and Owner's Project Manager, Plus Development, regarding any project/construction related inquiries. Buyer shall not communicate directly with Seller's general contractor, subcontractors, architects, or consultants.

12. Item #1 of Addendum No. 1 to Buyer's RPA shall be deleted in its entirety.

13. Item #2 of Addendum No. 1 to Buyer's RPA shall be deleted in its entirety and replaced as follows: Close of Escrow to occur within ten (10) days after all permits are "finaled" by the City of Los Angeles and Certificate of Occupancy is pending issuance (also known as "OK for CofO" status).

14. Item #3 of Addendum No. 1 to Buyer's RPA shall be deleted in its entirety and replaced as follows: Seller agrees to provide Buyer with reasonable access to the Property through Close of Escrow.

15. Item #5 of Addendum No. 1 to Buyer's RPA shall be deleted in its entirety.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date ______________________ Date 10/20/2021

Buyer/Tenant ______________________ Seller/Landlord DocuSigned by: FREDERICK CHIN

[information omitted] and Assignee   WB 642 St. Cloud LLC

Buyer/Tenant ______________________ Seller/Landlord ______________________

© 1986-2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

NEW CONSTRUCTION ADDENDUM TO RPA-CA

Use When Selling A Newly Constructed Completed Home
(C.A.R. Form NCRPA, Revised 4/15)

This is an addendum ("Addendum") to the California Residential Purchase Agreement and Joint Escrow Instructions ("Agreement") dated *October 19, 2021* on property known as *642 St Cloud Rd, Los Angeles, CA* ("Property"),
between [information omitted] *and Assignee* ("Buyer"),
and *WB 642 St. Cloud LLC* ("Seller").

Buyer and Seller agree to amend the Agreement as follows:

1. **MAINTENANCE RECOMMENDATIONS:** Provided with the Agreement, are Copies of all builder maintenance and preventative maintenance recommendations.
2. **MANUFACTURED PRODUCTS MAINTENANCE AND LIMITED WARRANTIES:** Provided with the Agreement, are Copies of all manufactured products maintenance, preventative maintenance and limited warranty information.
3. **BUILDER LIMITED CONTRACTUAL WARRANTIES:** Provided with the Agreement, are Copies of all builder limited contractual warranties not specified in paragraph 10 of this Addendum or elsewhere in writing.
4. **PROCEDURES FOR ACTIONS ON CONSTRUCTION DEFECTS AND ESCROW INSTRUCTION:**
   - A. "**Notice:** California law establishes procedures that must be followed prior to the filing of any action related to a claimed construction defect. These procedures impact the legal rights of a homeowner. These procedures may be found in Title 7 of Part 2 of Division 2 of the California Civil Code commencing with § 895."
   - B. **Escrow Holder Instruction:** By signing this document, the parties are instructing Escrow Holder to insert in the deed transferring the Property the language specified in quotes in paragraph 4A above.
   - C. Attached to the Agreement, is a Copy of Civil Code §§ 895 to 945.5. (NOTE: REALTORS® may obtain a PDF version of Civil Code §§ 895 to 945.5 at: www.car.org on the Standard Forms page of the Legal Section.
   - D. By initialing here, Buyer and Seller acknowledge that each has read and understands this paragraph and the copy of Civil Code §§ 895 to 945.5 provided.

Buyer's Initials ______/______ **Seller's Initials** DS FC /______
(or Seller's Representative)

5. **NON-ADVERSARIAL PROCEDURE OF CALIFORNIA CIVIL CODE:** Seller elects to engage in (or, if checked, ☐ opts out of) the non-adversarial procedure set forth in Civil Code § 914 for construction defect claims.
6. **AGENT FOR NOTICE:** Claims and requests for information relating to construction defect allegations made pursuant to Chapter 4 of Title 7 of Part 2 of Division 2 of the California Civil Code commencing with § 910 may be made to the following person at the following address: ____________________

By initialing here, Buyer and Seller acknowledge that each has read and understands this paragraph.

Buyer's Initials ______/______ **Seller's Initials** DS FC /______
(or Seller's Representative)

7. **DOCUMENTATION TO SUBSEQUENT PURCHASERS:** Buyer is instructed to give to any subsequent purchaser of the Property all documents related to the sale and purchase that Buyer receives from Seller.
8. **MEDIATION AND ARBITRATION:** Paragraphs 22A and B of the Agreement are modified as follows, unless otherwise agreed in a separate written agreement signed by Buyer and Seller: Buyer and Seller agree that the procedures set forth in Title 7 of Part 2 of Division 2 of the California Civil Code commencing with § 895 shall apply to any construction defect disputes relating to the Property prior to any mediation or arbitration that may otherwise be required by the Agreement.
9. **INSULATION:** The Federal Trade Commission requires that a new home seller must include in every new home sales contract the following information regarding type, thickness and R-value of insulation to be installed in each part of the residence:

Exterior Walls:	Type ______	Thickness ______	R-Value ______
Ceilings:	Type ______	Thickness ______	R-Value ______
Interior Walls:	Type ______	Thickness ______	R-Value ______
Other ______:	Type ______	Thickness ______	R-Value ______

Buyer's Initials (______) (______)
Seller's Initials (DS FC) (______)

©2004-2015, California Association of REALTORS®, Inc.

Property Address: *642 St Cloud Rd, Los Angeles, CA* Date: *October 20, 2021*

10. WARRANTY:

A. **SELLER WARRANTY**: Pursuant to Chapter 2 of Title 7 of Part 2 of Division 2 of the California Civil Code commencing with § 896, Seller warrants the Property including, but not limited to, fit and finish of cabinets, mirrors, flooring, interior and exterior walls, countertops, paint finishes and trim, against defective materials and workmanship for a period of 1 year from the date of occupancy ("Seller Warranty"), provided that Seller receives notice of such defect(s) within the 1-year period. Defects that were inspected and approved or waived by Buyer under paragraph 16 of the Agreement or thereafter, minor settling cracks, damage caused by Buyer or movers, or damage due to alterations or additions made by persons other than Seller, are excluded from Seller's Warranty. Seller will, at Seller's option, and within a reasonable time, repair or replace any defect in the Property. Seller will assign to Buyer all material and subcontractor warranties.

B. Seller's obligations are subject to Chapter 2 of Title 7 of Part 2 of Division 2 of the California Civil Code commencing with § 896, unless Seller elects to offer an enhanced protection agreement ("EPA") in place of the provisions of Chapter 2. The protection offered in the EPA must be greater than or equal to the protection offered in Chapter 2. If Seller elects to offer an EPA the election shall be made in writing with Buyer no later than the Close Of Escrow and Seller shall provide Buyer a copy of Chapter 2 and advise Buyer of Seller's election not to be subject to its provisions.

C. Seller shall not be liable for, nor have any obligation to provide, warranty services with respect to any defect expressly noted and approved or waived by Buyer at Close Of Escrow.

D. THE SELLER'S WARRANTY IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, AND IN LIEU OF ANY STRICT LIABILITY OF SELLER IN TORT, TO THE EXTENT SUCH LIABILITY MAY BE DISCLAIMED UNDER CALIFORNIA LAW. THE SELLER'S WARRANTY ALSO EXCLUDES LIABILITY FOR CONSEQUENTIAL DAMAGES TO THE EXTENT THAT SUCH LIABILITY MAY BE DISCLAIMED UNDER CALIFORNIA LAW.

E. WHETHER OR NOT SELLER WARRANTS ANY ASPECT OF THE PROPERTY, SELLER IS OBLIGATED TO DISCLOSE KNOWN MATERIAL FACTS, AND TO MAKE OTHER DISCLOSURES REQUIRED BY LAW.

F. Buyer and Seller understand and acknowledge that Brokers shall not be liable for any breach of paragraph 10 of this addendum.

11. PROPOSITION 65 WARNING: MATERIALS INCLUDED IN THE CONSTRUCTION OF THIS HOUSE WILL EXPOSE YOU TO FORMALDEHYDE, A SUBSTANCE KNOWN TO CAUSE CANCER. FURTHER INFORMATION MAY BE OBTAINED FROM THE BUILDER/SELLER.

The following information is intended to explain the warning furnished by Seller of this home for exposures to formaldehyde, a substance known to the State of California to cause cancer. The exposures are caused by materials of which the house is or will be built.

The United States Environmental Protection Agency, the California Air Resources Board, and other agencies have measured the presence of formaldehyde in the indoor air of homes in California. Levels of formaldehyde that present a significant cancer risk have been measured in most homes. Formaldehyde is present in the air because it is emitted by a variety of building materials and home products purchased by Seller from materials suppliers. These materials include carpeting, pressed wood products, insulation, plastics, and glues.

This home, if constructed prior to entering into this Agreement, has not been tested, and if constructed after entering into this Agreement, will not be tested. Most homes that have been tested elsewhere do contain formaldehyde, although the concentrations vary from home to home with no obvious explanation for the differences. One of the problems is that many suppliers of building materials and home products do not provide information on chemical ingredients to builders. In the absence of specific information on these homes, and in light of the materials used in their construction, Seller believes that a warning is necessary.

Buyer may have further questions about these issues. Seller is willing to share any further information Seller has obtained and will provide, upon request, a list of known materials suppliers that may be contacted for further information, and whether any inquiry has been made by Seller.

12. LEGAL ADVICE: Buyer and Seller are advised to consult with legal counsel: (i) about whether to elect to engage in an alternate non-adversarial procedure other than the procedure set forth in Civil Code § 914 and (ii) regarding the effect of an EPA, as specified in paragraph 10B above, and the implications to each party in this transaction if construction defect claims are not subject to the provisions of Chapter 2. Seller is also advised to consult with legal counsel: (i) to determine whether it is advisable to record on title, in addition to the Notice provided in paragraph 4A above, additional documents, and if so, which ones and when, and (ii) whether Seller should elect to offer an EPA in place of the protection granted by Chapter 2.

By signing below, Buyer and Seller acknowledge that each has read, understands, received a copy of, and agrees to the terms of this New Construction Addendum.

Buyer ______ [information omitted] *and Assignee* Date ______

Buyer ______ Date ______

Seller DocuSigned by: FREDERICK CHIN *WB 642 St. Cloud LLC* Date 10/20/2021

Seller 27FCF99018284D7 Date ______

©2004-2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

THE AGENCY

BUYER COUNTEROFFER No. 1

(C.A.R. Form BCO, 11/14)

Date November 17, 2021

This is a counteroffer to the: [X] Seller Counteroffer No. 1, [ ] Seller Multiple Counteroffer No. ___, or [ ] Other __________ ("Offer"), dated October 20, 2021, on property known as 642 St Cloud Rd, Los Angeles, CA 90077 ("Property"), between [information omitted] or Assignee ("Buyer") and WB 642 St. Cloud, LLC ("Seller").

1. **TERMS:** The terms and conditions of the above referenced document are accepted subject to the following:
   A. **Paragraphs in the Offer that require initials by all parties, but are not initialed by all parties, are excluded from the final agreement unless specifically referenced for inclusion in paragraph 1C of this or another Counteroffer or an addendum.**
   B. **Unless otherwise agreed in writing, down payment and loan amount(s) will be adjusted in the same proportion as in the original Offer, but deposit amount(s) shall remain unchanged from the original Offer.**
   C. **OTHER TERMS:** See Attached Addendum #1 to Buyer's Counter Offer #1
   D. **The following attached addenda are incorporated into this Buyer Counteroffer:** [X] Addendum No. Addendum #1
   [ ] __________ [ ] __________
2. **EXPIRATION:** This Buyer Counteroffer shall be deemed revoked and the deposits, if any, shall be returned:
   A. Unless by 5:00pm on the third Day After the date it is signed in paragraph 3 (if more than one signature then, the last signature date)(or by ______ [ ] AM [ ] PM on __________ (date)) **(i)** it is signed in paragraph 4 by Seller and **(ii)** a copy of the signed Buyer Counteroffer is personally received by Buyer or Paul Lester/Aileen Comora, who is authorized to receive it.

   OR B. If Buyer withdraws it in writing (CAR Form WOO) anytime prior to Acceptance.
3. **OFFER: BUYER MAKES THIS COUNTEROFFER ON THE TERMS ABOVE AND ACKNOWLEDGES RECEIPT OF A COPY.**
   Buyer [information omitted] [information omitted] or Assignee Date 11/18/2021
   Buyer ______________________ Date ________
4. **ACCEPTANCE: I/WE** accept the above Buyer Counteroffer **(If checked [X] SUBJECT TO THE ATTACHED COUNTEROFFER)** and acknowledge receipt of a Copy.
   Seller FREDERICK CHIN WB 642 St. Cloud, LLC Date 11/22/2021 Time ______ [ ] AM/ [ ] PM
   Seller ______________________ Date ________ Time ______ [ ] AM/ [ ] PM

CONFIRMATION OF ACCEPTANCE:

(_____ / _____) (Initials) **Confirmation of Acceptance:** A Copy of Signed Acceptance was personally received by Buyer or Buyer's authorized agent as specified in paragraph 2A on (date) __________ at ______ [ ] AM/ [ ] PM. **A binding Agreement is created when a Copy of Signed Acceptance is personally received by Buyer or Buyer's authorized agent whether or not confirmed in this document.**

© 2014, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats. THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL. This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

PL

ADDENDUM ONE (1) TO BUYERS COUNTER OFFER #1:

Expiration of Sellers Counter offer #1 is extended.

1. Purchase Price to be [information omitted]. Initial deposit in escrow to be 3% of the purchase price
2. Item #10 of Seller's Counter offer #1, Addendum #1 Page 1 is modified as follows:
   a) Landscape: Buyer requests the ability to alter and adjust the landscape provided that such changes/adjustments do not result in any additional cost impact or impact on the certificate of occupancy. In the event buyer chooses to increase said budgets, Buyer to pay additional costs directly to Vendor
   b) Seller to Add under cabinet shelves in guest bedrooms where they are absent
   c) Seller to expand width of interior screen at "pajama lounge" to match width of vents
   d) Seller to add privacy film at powder toilet room (at Entry)
   e) Seller to add portola paint to powder bathroom at top floor & at powder adjacent to kitchen
   f) Seller to swap bath tub from guest suite to master bathroom
   g) Seller to change the glazing at Master shower to match toilet rooms
   h) Seller to add 2 exterior screens to Master level
   i) Seller to add wall & door to switchgear room to hide from main entry
   j) Buyer requests excess material order for stone floors for back stock (request of 1,500 s.f.)
   k) Buyer to confirm with Seller the locations for the purchased TVs
   l) Vehicle Clearance at garage entry to be confirmed (modification of the trellis or driveway may be necessary)
   m) Electronic car charger to be installed
   n) Any and all other items should Buyer chose to change, shall be at the expense of Buyer and in no event impact the process for the Certificate of Occupancy.

3. RE: Item #13 of Sellers Counter offer #1, Addendum #1 page 2: CLOSE OF ESCROW/DELIVER OF POSSESSION: Seller anticipates being able to deliver the property by [information omitted] or sooner.

In the event seller is unable to obtain Certificate of Occupancy and finaled permits, then buyer shall have a right to cancel transaction and Escrow is authorized to release Buyer's deposit with no further action required of Seller. However, escrow can be extended at buyer's discretion with written notification to seller every 30 days until Certificate of Occupancy and finaled permits are obtained by seller and given to buyer.

4. Item #11 of Seller Counter Offer #1 Addendum #1, page #1 is modified as follows: Other than as needed for the due diligence in the acquisition/purchase of the property. If any work is agreed upon then buyer can have direct contact with those professionals if and when needed.

DS
FC

[information omitted]

PL

5. Buyer to have access to the CAD Documents and digital plans primarily related to potential interior art placement and other items including furniture in advance of the certificate of occupancy.

[information omitted] 11/18/2021

Buyer:

[information omitted] **and/orAssignee**

DocuSigned by:

FREDERICK CHIN

Seller: 11/22/2021

WB 642 St. Cloud LLC

DS

FC

PL

CALIFORNIA ASSOCIATION OF REALTORS®

SELLER COUNTER OFFER No. 2

May not be used as a multiple counter offer.
(C.A.R. Form SCO, Revised 11/14)

Date *November 22, 2021*

This is a counter offer to the: ☐ Purchase Agreement, ☒ Buyer Counter Offer No. *1* , or ☐ Other ____________ ("Offer"), dated *November 17, 2021* , on property known as *642 St Cloud Rd, Los Angeles, CA* ("Property"), between [information omitted] *and Assignee* ("Buyer") and *WB 642 St. Cloud LLC* ("Seller").

1. **TERMS:** The terms and conditions of the above referenced document are accepted subject to the following:
   A. **Paragraphs in the Offer that require initials by all parties, but are not initialed by all parties, are excluded from the final agreement unless specifically referenced for inclusion in paragraph 1C of this or another Counter Offer or an addendum.**
   B. **Unless otherwise agreed in writing, down payment and loan amount(s) will be adjusted in the same proportion as in the original Offer, but deposit amount(s) shall remain unchanged from the original Offer.**
   C. **OTHER TERMS:** ____________
   D. **The following attached addenda are incorporated into this Seller Counter offer:** ☒ Addendum No. *1* ☐ ☐
2. **EXPIRATION:** This Seller Counter Offer shall be deemed revoked and the deposits, if any, shall be returned:
   A. Unless by 5:00pm on the third Day After the date it is signed in paragraph 4 (if more than one signature then, the last signature date)(or by ______ ☐ AM ☐ PM on ______ (date)) (i) it is signed in paragraph 5 by Buyer and (ii) a copy of the signed Seller Counter Offer is personally received by Seller or *Tyrone McKillen* , who is authorized to receive it.
   B. OR If Seller withdraws it anytime prior to Acceptance (CAR Form WOO may be used).
   C. OR If Seller accepts another offer prior to Buyer's Acceptance of this counter offer.
3. **MARKETING TO OTHER BUYERS:** Seller has the right to continue to offer the Property for sale. Seller has the right to accept any other offer received, prior to Acceptance of this Counter Offer by Buyer as specified in 2A and 5. In such event, Seller is advised to withdraw this Seller Counter Offer before accepting another offer.
4. **OFFER: SELLER MAKES THIS COUNTER OFFER ON THE TERMS ABOVE AND ACKNOWLEDGES RECEIPT OF A COPY.**
   Seller FREDERICK CHIN *WB 642 St. Cloud LLC* Date 11/22/2021
   Seller ____________ Date ______
5. **ACCEPTANCE: I/WE** accept the above Seller Counter Offer (**If checked** ☒ **SUBJECT TO THE ATTACHED COUNTER OFFER)** and acknowledge receipt of a Copy.
   Buyer [information omitted] [information omitted] *and Assignee* Date 11/23/2021 Time ______ ☐ AM/ ☐ PM
   Buyer ____________ Date ______ Time ______ ☐ AM/ ☐ PM

CONFIRMATION OF ACCEPTANCE:

(______ / ______) (Initials) **Confirmation of Acceptance:** A Copy of Signed Acceptance was personally received by Seller, or Seller's authorized agent as specified in paragraph 2A on (date) ____________ at ______ ☐ AM/ ☐ PM. **A binding Agreement is created when a Copy of Signed Acceptance is personally received by Seller or Seller's authorized agent whether or not confirmed in this document.**

© 2019, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

PL

Compass, 9545 Wilshire Blvd 1st Floor Beverly Hills CA 90212 Phone: (949)212-8721 Fax: 642 St Cloud Rd
Tyrone McKillen Produced with Lone Wolf Transactions (zipForm Edition) 231 Shearson Cr. Cambridge, Ontario, Canada N1T 1J5 www.lwolf.com

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 12/15)

No. 1

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Transfer Disclosure Statement (Note: An amendment to the TDS may give the Buyer a right to rescind), ☒ Other *Seller Counter Offer #2*, dated *November 22, 2021*, on property known as *642 St Cloud Rd Los Angeles, CA* in which [information omitted] *and Assignee* is referred to as ("Buyer/Tenant") and *WB 642 St. Cloud LLC* is referred to as ("Seller/Landlord").

1. Buyer shall have until January 7, 2022 to complete all Buyer investigations under Section 14(B)(1) of RPA regardless of date of Acceptance.

2. Sections (i) and (l) of item #2 of Addendum One (1) to Buyer's Counter Offer #1 are deleted in their entirety.

3. Item #3 of Addendum One (1) to Buyer's Counter Offer #1 is deleted in its entirety and replaced as follows:

• Close of Escrow shall occur within ten (10) days after seller has obtained final sign offs on all open permits. Seller anticipates being able to deliver the property by [information omitted] or sooner. In the event seller is unable to obtain final sign offs on all open permits by [information omitted] then buyer shall have a right to cancel transaction and Escrow is authorized to release Buyer's deposit with no further action required of Seller. However, escrow can be extended at buyer's discretion with written notification to seller every 30 days until final sign offs on all open permits are obtained by seller and given to buyer.

4. Buyers Counter Offer no 1 is hereby extended to the date of said counter offer

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date 11/23/2021

Buyer/Tenant [information omitted]

[information omitted] *and Assignee*

Buyer/Tenant ____________________

Date 11/22/2021

Seller/Landlord DocuSigned by: FREDERICK CHIN

WB 642 St. Cloud LLC

Seller/Landlord ____________________

© 1986-2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Compass, 9545 Wilshire Blvd 1st Floor Beverly Hills CA 90212 Phone: (949)212-8721 Fax: 642 St Cloud Rd
Tyrone McKillen
Produced with Lone Wolf Transactions (zipForm Edition) 231 Shearson Cr. Cambridge, Ontario, Canada N1T 1J5 www.lwolf.com

CALIFORNIA ASSOCIATION OF REALTORS®

BUYER COUNTEROFFER No. 2

(C.A.R. Form BCO, 11/14)

Date November 22, 2021

This is a counteroffer to the: ☐ Seller Counteroffer No. 2, ☐ Seller Multiple Counteroffer No. ____, or ☐ Other ____________ ("Offer"), dated November 22, 2021, on property known as 642 St Cloud Rd, Los Angeles, CA 90077 ("Property"), between [information omitted] or Assignee ("Buyer") and WB 642 St. Cloud, LLC ("Seller").

1. **TERMS:** The terms and conditions of the above referenced document are accepted subject to the following:
   - A. **Paragraphs in the Offer that require initials by all parties, but are not initialed by all parties, are excluded from the final agreement unless specifically referenced for inclusion in paragraph 1C of this or another Counteroffer or an addendum.**
   - B. **Unless otherwise agreed in writing, down payment and loan amount(s) will be adjusted in the same proportion as in the original Offer, but deposit amount(s) shall remain unchanged from the original Offer.**
   - C. **OTHER TERMS:** See Attached Addendum one(1) to Buyer Counter offer #2
   - D. **The following attached addenda are incorporated into this Buyer Counteroffer:** ☒ Addendum No. One(1) ☐ ________ ☐ ________

2. **EXPIRATION:** This Buyer Counteroffer shall be deemed revoked and the deposits, if any, shall be returned:
   - A. Unless by 5:00pm on the third Day After the date it is signed in paragraph 3 (if more than one signature then, the last signature date)(or by ______ ☐ AM ☐ PM on ________ (date)) (i) it is signed in paragraph 4 by Seller and (ii) a copy of the signed Buyer Counteroffer is personally received by Buyer or Paul Lester/Aileen Comora, who is authorized to receive it.

   OR B. If Buyer withdraws it in writing (CAR Form WOO) anytime prior to Acceptance.

3. **OFFER: BUYER MAKES THIS COUNTEROFFER ON THE TERMS ABOVE AND ACKNOWLEDGES RECEIPT OF A COPY.**

   Buyer [information omitted] [information omitted] or Assignee Date 11/23/2021
   Buyer ____________ Date ________

4. **ACCEPTANCE: I/WE accept the above Buyer Counteroffer (If checked ☐ SUBJECT TO THE ATTACHED COUNTEROFFER)** and acknowledge receipt of a Copy.

   Seller DocuSigned by: FREDERICK CHIN 27FCF99019284D7 WB 642 St. Cloud, LLC Date 11/24/2021 Time ______ ☐ AM/ ☐ PM
   Seller ____________ Date ________ Time ______ ☐ AM/ ☐ PM

CONFIRMATION OF ACCEPTANCE:

([information omitted]) (Initials) **Confirmation of Acceptance:** A Copy of Signed Acceptance was personally received by Buyer or Buyer's authorized agent as specified in paragraph 2A on (date) 11/24/21 at 12:33 ☐ AM/ ☒ PM. **A binding Agreement is created when a Copy of Signed Acceptance is personally received by Buyer or Buyer's authorized agent whether or not confirmed in this document.**

© 2014, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats. THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL. This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

The Agency - Beverly Hills, 331 Foothill Road, Suite 100 Beverly Hills CA 90210 Phone: 424.230.3746 Fax: 424-230-3740 642 St Cloud Rd -
Aileen Comora Produced with Lone Wolf Transactions (zipForm Edition) 231 Shearson Cr. Cambridge, Ontario, Canada N1T 1J5 www.lwolf.com

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 12/15)

No. *One(1)*

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Transfer Disclosure Statement (Note: An amendment to the TDS may give the Buyer a right to rescind), ☒ Other *Buyer Counter Offer #2*, dated *November 22, 2021*, on property known as *642 St Cloud Rd Los Angeles, CA 90077*

in which [information omitted] *or Assignee* is referred to as ("Buyer/Tenant") and *WB 642 St. Cloud, LLC* is referred to as ("Seller/Landlord").

1). RE: SCO#2 dated 11/22/2021, Addendum #1, Item #3:

this item is deleted and the following shall apply: Close of escrow shall occur within ten (10) days after seller has obtained the certificate of occupancy. Seller anticipates being able to deliver the property by [information omitted] *or sooner. In the event seller is unable to obtain the C of O by* [information omitted] *then buyer shall have the right cancel the transaction and Escrow is authorized to release Buyer's deposit with no further action required of Seller. However, escrow can be extended at buyer's discretion with written motivation to seller for a 30 day extension to close in the event Final Inspection has been approved on all permits, but C of O has not het been received.*

2).Buyer shall have 45 days from acceptance to complete all Buyer investigations under Section 14(B)(1) of RPA

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date 11/23/2021

Buyer/Tenant [information omitted]

[information omitted] *or Assignee*

Buyer/Tenant

Date 11/24/2021

Seller/Landlord DocuSigned by: FREDERICK CHIN

WB 642 St. Cloud, LLC

Seller/Landlord

© 1986-2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

PL

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: [X] California Residential Purchase Agreement, [ ] Manufactured Home Purchase Agreement, [ ] Probate Purchase Agreement, [ ] Residential Income Property Purchase Agreement, [ ] Vacant Land Purchase Agreement, [ ] Commercial Property Purchase Agreement, [ ] Business Purchase Agreement, [ ] other ______ ("Agreement"), dated *November 24, 2021*, on property known as *642 St Cloud Rd, Los Angeles, CA 90077* ("Property"), in which [information omitted] is referred to as ("Buyer") and *WB 642 St. Cloud, LLC* is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to ______ (Date).

2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to *February 4, 2022* (Date) [X] Buyer Investigation of Property Condition [ ] Loan [X] Other *All Buyers Contingencies as stated in Paragraph 14 of RPA including insurability of property*.

3. **OTHER EXTENSION(S):** The time for ______ is/are extended to ______ (Date).

4. **ADDITIONAL TERMS:** *Due to the current state of construction, buyer inspections & investigations cannot be sufficiently completed. Additional information has been requested of seller.*

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer [information omitted] ______ Date 01/06/2022

[information omitted]

Buyer ______ Date ______

DocuSigned by: FREDERICK CHIN 27FCF99019284D7

Seller ______ Date 1/7/2022

WB 642 St. Cloud, LLC

Seller ______ Date ______

© 2004-2006, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS®. NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: [X] California Residential Purchase Agreement, [ ] Manufactured Home Purchase Agreement, [ ] Probate Purchase Agreement, [ ] Residential Income Property Purchase Agreement, [ ] Vacant Land Purchase Agreement, [ ] Commercial Property Purchase Agreement, [ ] Business Purchase Agreement, [ ] other ______ ("Agreement"), dated *November 24, 2021*, on property known as *642 St Cloud Rd, Los Angeles, CA 90077* ("Property"), in which [information omitted] is referred to as ("Buyer") and *WB 642 St. Cloud, LLC* is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to ______ (Date).

2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to *February 11, 2022* (Date) [X] Buyer Investigation of Property Condition [ ] Loan [X] Other *Insurance/insurability*.

3. **OTHER EXTENSION(S):** The time for ______ is/are extended to ______ (Date).

4. **ADDITIONAL TERMS:** *Title and survey - review and final approval*

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer [information omitted] Date 02/04/2022

[information omitted]

Buyer ______ Date ______

Seller DocuSigned by: FREDERICK CHIN 27FDF9001928407... Date 2/4/2022

WB 642 St. Cloud, LLC

Seller ______ Date ______

© 2004-2006, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS®. NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020